AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2002
 -----------------------------------------------------------------------------
                                                             FILE NOS. 033-24228
                                                                       811-05789

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 17 /X/

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                               AMENDMENT NO. 18 /X/

               ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                               ONE ALLSTATE DRIVE
                                  P.O. BOX 9095
                          FARMINGVILLE, NEW YORK 11738
                                  516/451/5300
         (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-2400
       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

CHARLES M. SMITH, JR.                           DANIEL J. FITZPATRICK, ESQUIRE
ALLSTATE LIFE INSURANCE COMPANY                 MORGAN STANLEY DW INC.
OF NEW YORK                                     1585 BROADWAY
3100 SANDERS ROAD, J5B                          NEW YORK, NEW YORK 10036
NORTHBROOK, ILLINOIS 60062


            Approximate date of proposed public offering: Continuous

              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                             (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2002 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in the Allstate Life of New York Variable Annuity Account under deferred variable annuity contracts.

ALLSTATE NEW YORK VARIABLE ANNUITY

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
CUSTOMER SERVICE
300 N. MILWAUKEE AVE.
VERNON HILLS, IL 60061
TELEPHONE NUMBER: 1-800-256-9392                   PROSPECTUS DATED MAY 1, 2002
 -------------------------------------------------------------------------------
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK ("ALLSTATE NEW YORK") has issued the ALLSTATE NEW YORK Variable Annuity, an individual flexible premium deferred variable annuity contract ("CONTRACT"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 13 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include a fixed account option ("FIXED ACCOUNT OPTION") and 12 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Life of New York Variable Annuity Account ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following mutual fund portfolios ("PORTFOLIOS") of the Morgan Stanley Variable Investment Series (Class X Shares) ("FUND"):

MONEY MARKET PORTFOLIO             UTILITIES PORTFOLIO
GLOBAL DIVIDEND GROWTH PORTFOLIO   CAPITAL GROWTH PORTFOLIO
QUALITY INCOME PLUS PORTFOLIO      INCOME BUILDER PORTFOLIO
EUROPEAN GROWTH PORTFOLIO          EQUITY PORTFOLIO
HIGH YIELD PORTFOLIO               DIVIDEND GROWTH PORTFOLIO
PACIFIC GROWTH PORTFOLIO           STRATEGIST PORTFOLIO


WE (ALLSTATE NEW YORK) have filed a Statement of Additional Information, dated May 1, 2002, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page ___ of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally a part of this prospectus, at the SEC's Web site.

                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                    DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS,
                    NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
    IMPORTANT       PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                    FEDERAL CRIME.
     NOTICES
                    INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                    INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                    THE CONTRACTS ARE AVAILABLE ONLY IN NEW YORK.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            PAGE
--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms
--------------------------------------------------------------------------------
  The Contract at a Glance
--------------------------------------------------------------------------------
  How the Contract Works
--------------------------------------------------------------------------------
  Expense Table
--------------------------------------------------------------------------------
  Financial Information
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contract
--------------------------------------------------------------------------------
  Purchase
--------------------------------------------------------------------------------
  Contract Value
--------------------------------------------------------------------------------
  Investment Alternatives
--------------------------------------------------------------------------------
     The Variable Sub-Accounts
--------------------------------------------------------------------------------
     The Fixed Account
--------------------------------------------------------------------------------
     Transfers
--------------------------------------------------------------------------------
  Expenses
--------------------------------------------------------------------------------
  Access To Your Money
--------------------------------------------------------------------------------
  Income Payments
--------------------------------------------------------------------------------
  Death Benefits
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information:
--------------------------------------------------------------------------------
     ALLSTATE NEW YORK
--------------------------------------------------------------------------------
     The Variable Account
--------------------------------------------------------------------------------
     The Portfolios
--------------------------------------------------------------------------------
     The Contract
--------------------------------------------------------------------------------
     Qualified Plans
--------------------------------------------------------------------------------
     Legal Matters
--------------------------------------------------------------------------------
  Taxes
--------------------------------------------------------------------------------
APPENDIX A -- ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
APPENDIX B -- STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                            PAGE

--------------------------------------------------------------------------------
Accumulation Phase
--------------------------------------------------------------------------------
Accumulation Unit
--------------------------------------------------------------------------------
Accumulation Unit Value
--------------------------------------------------------------------------------
ALLSTATE NEW YORK ("We")
--------------------------------------------------------------------------------
Annuitant
--------------------------------------------------------------------------------
Automatic Additions Program
--------------------------------------------------------------------------------
Automatic Income Withdrawals
--------------------------------------------------------------------------------
Beneficiary
--------------------------------------------------------------------------------
Contract
--------------------------------------------------------------------------------
Contract Anniversary
--------------------------------------------------------------------------------
Contract Owner ("You")
--------------------------------------------------------------------------------
Contract Value
--------------------------------------------------------------------------------
Contract Year
--------------------------------------------------------------------------------
Death Benefit
--------------------------------------------------------------------------------
Fixed Account
--------------------------------------------------------------------------------
                                                                            PAGE
--------------------------------------------------------------------------------
Free Withdrawal Amount
--------------------------------------------------------------------------------
Fund
--------------------------------------------------------------------------------
Income Plan
--------------------------------------------------------------------------------
Investment Alternatives
--------------------------------------------------------------------------------
Issue Date
--------------------------------------------------------------------------------
Payout Phase
--------------------------------------------------------------------------------
Payout Start Date
--------------------------------------------------------------------------------
Portfolios
--------------------------------------------------------------------------------
Qualified Contracts
--------------------------------------------------------------------------------
SEC
--------------------------------------------------------------------------------
Settlement Value
--------------------------------------------------------------------------------
Valuation Date
--------------------------------------------------------------------------------
Variable Account
--------------------------------------------------------------------------------
Variable Sub-Account
--------------------------------------------------------------------------------

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS       Although we are no longer offering new Contracts, you
                        can add to your current Contract as often and as much
                        as you like, but each payment must be at least $25. We
                        may limit the total payments You can make in a
                        "CONTRACT YEAR," which we measure from the date we
                        issue your Contract and each Contract anniversary
                        ("CONTRACT ANNIVERSARY").
-------------------------------------------------------------------------------
EXPENSES                You will bear the following expenses:

                        .Total Variable Account annual fees equal to 1.00% of
                          Average daily net assets

                        .Annual contract maintenance charge of $30

                        .Withdrawal charges ranging from 0% to 6% of purchase
                          payments withdrawn (with certain exceptions)

                        .State premium tax (New York currently does not impose
                          one).

                        In addition, each Portfolio pays expenses that you will
                        bear indirectly if you invest in a Variable
                        Sub-Account.
-------------------------------------------------------------------------------
INVESTMENT              The Contract offers 13 investment alternatives
ALTERNATIVES            including:

                        .The Fixed Account Option (which credits interest at
                          rates we guarantee), and

                        .12 Variable Sub-Accounts investing in Portfolios
                          offering professional money management by Morgan
                          Stanley Investment Advisors Inc.

                        To find out current rates being paid on the Fixed
                        Account Option, or to find out how the Variable
                        Sub-Accounts have performed, call us at 1-800-256-9392.
-------------------------------------------------------------------------------
SPECIAL SERVICES        For your convenience, we offer these special services:

                        . AUTOMATIC ADDITIONS PROGRAM

                        . AUTOMATIC INCOME WITHDRAWALS
-------------------------------------------------------------------------------
INCOME PAYMENTS         You can choose fixed income payments, variable income
                        payments, or a combination of the two. You can receive
                        your income payments in one of the following ways:

                        . Life income with payments guaranteed for 10 years

                        . Joint and survivor life income

                        . Guaranteed payments for a specified period
-------------------------------------------------------------------------------
DEATH BENEFITS          If you or the ANNUITANT dies before the PAYOUT START
                        DATE, we will pay the death benefit described in the
                        Contract.
-------------------------------------------------------------------------------
TRANSFERS               Before the Payout Start Date, you may transfer your
                        Contract value ("CONTRACT VALUE") among the investment
                        alternatives, with certain restrictions. Transfers must
                        be at least $100 or the total amount in the investment
                        alternative, whichever is less.
-------------------------------------------------------------------------------
WITHDRAWALS             You may withdraw some or all of your Contract Value at
                        anytime prior to the Payout Start Date. Full or partial
                        withdrawals are available under limited circumstances
                        on or after the Payout Start Date. You may take partial
                        withdrawals automatically through monthly Automatic
                        Income Withdrawals.

                        In general, you must withdraw at least $500 at a time
                        or the Total amount in the investment alternative, if
                        less. Withdrawals of earnings are taxed as ordinary
                        income and, if taken prior to age 59 1/2, may be
                        subject to an additional 10% federal tax penalty.  A
                        withdrawal charge may also apply.
-------------------------------------------------------------------------------

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 13 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or the Fixed Account Option. If you invest in the Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 20. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.


Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can recieve    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment

As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-256-9392 if you have any question about how the Contract works.

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectus for the Fund.

CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of amount withdrawn)*

Number of Complete Years Since We Received the          0    1    2    3    4    5     6+
Purchase Payment Being Withdrawn
-------------------------------------------------------------------------------------------
Applicable Charge                                       6%   5%   4%   3%   2%   1%    0%
-------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                    $30.00
-------------------------------------------------------------------------------------------
Transfer Fee                                                          None
-------------------------------------------------------------------------------------------

  *Each Contract Year, you may make one withdrawal of up to 10% of your aggregate purchase payments, excluding those made one year before the withdrawal, without incurring a withdrawal charge. The cumulative total of all withdrawal charges is guaranteed never to exceed 7% of your purchase payments (not including earnings attributable to these payments).

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE
DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

Mortality and Expense Risk Charge                                        1.00%
-------------------------------------------------------------------------------
Total Variable Account Annual Expenses                                   1.00%
-------------------------------------------------------------------------------

PORTFOLIO ANNUAL EXPENSES
(as a percentage of Portfolio average daily net assets) (1)

                                                           Management   Other     Total Portfolio
Portfolio                                                     Fees     Expenses   Annual Expenses
--------------------------------------------------------------------------------------------------
MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X
SHARES)
--------------------------------------------------------------------------------------------------
Capital Growth Portfolio                                     0.65%      0.05%          0.70%
--------------------------------------------------------------------------------------------------
Dividend Growth Portfolio                                    0.54%      0.01%          0.55%
--------------------------------------------------------------------------------------------------
Equity Portfolio                                             0.49%      0.02%          0.51%
--------------------------------------------------------------------------------------------------
European Growth Portfolio                                    0.95%      0.07%          1.02%
--------------------------------------------------------------------------------------------------
Global Dividend Growth Portfolio                             0.75%      0.05%          0.80%
--------------------------------------------------------------------------------------------------
High Yield Portfolio                                         0.50%      0.09%          0.59%
--------------------------------------------------------------------------------------------------
Income Builder Portfolio                                     0.75%      0.06%          0.81%
--------------------------------------------------------------------------------------------------
Money Market Portfolio                                       0.50%      0.01%          0.51%
--------------------------------------------------------------------------------------------------
Pacific Growth Portfolio                                     0.95%      0.78%          1.73%
--------------------------------------------------------------------------------------------------
Quality Income Plus Portfolio                                0.50%      0.03%          0.53%
--------------------------------------------------------------------------------------------------
Strategist Portfolio                                         0.50%      0.02%          0.52%
--------------------------------------------------------------------------------------------------
Utilities Portfolio                                          0.65%      0.02%          0.67%
--------------------------------------------------------------------------------------------------

(1) Figures shown in the Table are for the year ended December 31, 2001.

EXAMPLE 1
The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. Invested $1,000 in a Variable Sub-Account

.. Earned a 5% annual return on your investment, and

.. Surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER OR MAKE WITHDRAWALS FROM YOUR CONTRACT. THE EXAMPLE DOES NOT INCLUDE DEDUCTIONS FOR PREMIUM TAXES BECAUSE NEW YORK DOES NOT CHARGE PREMIUM TAXES ON ANNUITIES.

Variable Sub-Account                            1 Year  3 Years  5 Years   10 Years
------------------------------------------------------------------------------------
Capital Growth                                   $65     $ 86     $107       $208
------------------------------------------------------------------------------------
Dividend Growth                                  $63     $ 81     $ 99       $191
------------------------------------------------------------------------------------
Equity                                           $63     $ 80     $ 97       $187
------------------------------------------------------------------------------------
European Growth                                  $68     $ 95     $123       $242
------------------------------------------------------------------------------------
Global Dividend Growth                           $66     $ 89     $112       $219
------------------------------------------------------------------------------------
High Yield                                       $64     $ 82     $101       $196
------------------------------------------------------------------------------------
Income Builder                                   $66     $ 89     $112       $220
------------------------------------------------------------------------------------
Money Market                                     $63     $ 80     $ 97       $187
------------------------------------------------------------------------------------
Pacific Growth                                   $75     $117     $159       $315
------------------------------------------------------------------------------------
Quality Income Plus                              $63     $ 81     $ 98       $189
------------------------------------------------------------------------------------
Strategist                                       $63     $ 80     $ 97       $188
------------------------------------------------------------------------------------
Utilities                                        $64     $ 85     $105       $205
------------------------------------------------------------------------------------

EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months at the end of each period.

Variable Sub-Account                          1 Year  3 Years  5 Years   10 Years
----------------------------------------------------------------------------------
Capital Growth                                 $18      $56     $ 96       $208
----------------------------------------------------------------------------------
Dividend Growth                                $17      $51     $ 88       $191
----------------------------------------------------------------------------------
Equity                                         $16      $50     $ 86       $187
----------------------------------------------------------------------------------
European Growth                                $21      $66     $113       $242
----------------------------------------------------------------------------------
 Global Dividend Growth                        $19      $59     $101       $219
----------------------------------------------------------------------------------
High Yield                                     $17      $52     $ 90       $196
----------------------------------------------------------------------------------
Income Builder                                 $19      $59     $102       $220
----------------------------------------------------------------------------------
Money Market                                   $16      $50     $ 86       $187
----------------------------------------------------------------------------------
Pacific Growth                                 $29      $88      149       $315
----------------------------------------------------------------------------------
Quality Income Plus                            $16      $51     $ 87       $189
----------------------------------------------------------------------------------
Strategist                                     $16      $50     $ 86       $188
----------------------------------------------------------------------------------
Utilities                                      $18      $55     $ 94       $205
----------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE LOWER OR GREATER THAN THOSE SHOWN ABOVE. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. TO REFLECT THE CONTRACT MAINTENANCE CHARGE IN THE EXAMPLES, WE ESTIMATED AN EQUIVALENT PERCENTAGE CHARGE, BASED ON AN ASSUMED AVERAGE CONTRACT SIZE OF $47,566.

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since 1992, or inception, if later. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate New York also appear in the Statement of Additional Information.

THE CONTRACT
--------------------------------------------------------------------------------

CONTRACT OWNER
The Variable Annuity is a contract between you, the Contract owner, and Allstate New York, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. The investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the owner,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when you die, and

.. any other rights that the Contract provides.

If you die, any surviving Contract owner, or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract. This Contract can not be jointly owned by both a non-natural person and a natural person. Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

You can use the Contract with or without a qualified plan. A "qualified plan" is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract used with a qualified plan. See "Qualified Plans" on page __.

ANNUITANT
The Annuitant is the individual whose life span we use to determine income payments as well as the latest Payout Start Date. You initially designated an Annuitant in your application.

BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You named one or more Beneficiaries when you applied for a Contract. You may name different Beneficiaries in the event of the Owner's death or the Annuitant's death. You may change or add Beneficiaries at any time while you or the Annuitant, as applicable, is living by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a Change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not you or the Annuitant, as applicable, is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be you or your estate.

If more than one Beneficiary survives you, or the Annuitant, as applicable, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

MODIFICATION  OF THE  CONTRACT
Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
You may assign the Contract prior to the Payout Start Date and during the Annuitant's life, subject to the rights of any irrevocable Beneficiary. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

PURCHASES
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
You may make additional purchase payments of at least $25 at any time prior to the Payout Start Date. We reserve the right to limit the amount of purchase payments we will accept.

AUTOMATIC ADDITIONS PROGRAM
You may make additional purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets/TM/ Account. Please consult your Morgan Stanley Financial Advisor for details.

ALLOCATION OF PURCHASE PAYMENTS
At the time you applied for a Contract, you decided how to allocate your purchase payments among the investment alternatives. The allocation you specified on your application were effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. The minimum you may allocate to any investment alternative is $100. You can change your allocations by notifying us in writing.

We will allocate your additional purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit additional purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office. We use the term "BUSINESS DAY" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time. If we receive your purchase payment after 4 p.m. Eastern Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

CONTRACT VALUE
--------------------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, and withdrawal charges, separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date.

YOU SHOULD REFER TO THE PROSPECTUS FOR THE FUND THAT ACCOMPANIES THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 12 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectus before allocating amounts to the Variable Sub-Accounts. Morgan Stanley Investment Advisors, Inc. serves as the investment advisor to each Portfolio.


PORTFOLIO:              EACH PORTFOLIO SEEKS:
-------------------------------------------------------------------------------
Money Market Portfolio  High current income, preservation of capital, and liquidity
-------------------------------------------------------------------------------
Quality Income Plus     High current income and, as a secondary objective,
Portfolio               capital appreciation when consistent with its primary
                        objective
-------------------------------------------------------------------------------
High Yield Portfolio    High current income and, as a secondary objective,
                        capital appreciation when consistent with its primary
                        objective
-------------------------------------------------------------------------------
Utilities Portfolio     Current income and long-term growth of income and
                        capital
-------------------------------------------------------------------------------
Income Builder          Reasonable income and, as a secondary objective, growth
Portfolio               of capital
-------------------------------------------------------------------------------
Dividend Growth         Reasonable current income and long-term growth of
Portfolio               income and capital
-------------------------------------------------------------------------------
Capital Growth          Long-term capital growth
Portfolio
-------------------------------------------------------------------------------
Global Dividend Growth  Reasonable current income and long-term growth of
Portfolio               income and capital
-------------------------------------------------------------------------------
European Growth         To maximize the capital appreciation of its investments
Portfolio
-------------------------------------------------------------------------------
Pacific Growth          To maximize the capital appreciation of its investments
Portfolio
-------------------------------------------------------------------------------
Equity Portfolio        Growth of capital and, as a secondary objective, income
                        when consistent with its primary objective
-------------------------------------------------------------------------------
Strategist Portfolio    High total investment return
-------------------------------------------------------------------------------


AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

We bear the investment risk for all amounts that you allocate to the Fixed Account. That is because we credit amounts that you allocate to the Fixed Account at a net effective rate of at least 4.0% per year for the first year. We may use a higher rate that we determine periodically. We credit this rate regardless of the actual investment experience of the Fixed Account.

Money that you deposit in the Fixed Account earns the interest rate that is in effect at the time of your allocation or transfer until the first renewal date. The first renewal date is January 1 following the date of your allocation or transfer of money into the Fixed Account. Subsequent renewal dates are on anniversaries of the first renewal date. On or about each renewal date, we will notify you of the interest rate for the next calendar year. We may declare more than one interest rate for different monies based on their date of allocation or transfer to the Fixed Account.


INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less.

You may transfer amounts from the Variable Sub-Accounts to the Fixed Account only once every 30 days. If you invested amounts in the Fixed Account prior to its revision, you may transfer these amounts only once every six months.

We limit the maximum amount which may be transferred from the Fixed Account to the Variable Account in any calendar year to the greater of $1,000 or 25% of the value in the Fixed Account as of December 31 of the prior calendar year (except with respect to amounts which were allocated to the Fixed Account prior to the date of availability).

We will process transfer requests that we receive before 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. We may restrict transfers to once every 30 days. If we do so, we will give you at least 30 days notice of that restriction.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-256-9392 if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


EXPENSES
--------------------------------------------------------------------------------

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. During the Payout Phase, we will deduct the charge proportionately from each income payment. If you surrender your Contract, we will deduct the full contract maintenance charge.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.00% of the average daily net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both during the Accumulation Phase and the Payout Phase.

WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the amount you withdraw. The charge declines annually to 0% after 6 complete years from the day we receive the purchase payment being withdrawn. A schedule showing how the charge declines is shown on page 6, above. During each Contract Year, you can make one withdrawal up to 10% of the aggregate amount of your purchase payments, excluding those made less than one year before the withdrawal, without paying the charge. Unused portions of this 10% "Free Withdrawal Amount" are not carried forward to future Contract Years. The maximum portion of the Free Withdrawal Amount you may withdraw from the Fixed Account is limited to the proportion that your value in the Fixed Account bears to your total Contract Value. We guarantee that the total withdrawal charges you pay will not exceed 7% of your purchase payments.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge and the Free Withdrawal Amount, we will treat withdrawals as coming from the oldest purchase payments (including earnings attributable to those payments) first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings which means you pay taxes on the earnings portion of your withdrawal.

In certain cases, we may deduct a withdrawal charge when you take distributions required by federal tax law. We also may deduct withdrawal charges from the Contract Value you apply to an Income Plan with a specified period of less than 120 months.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

PREMIUM TAXES
Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We reserve the right to deduct New York State premium taxes or other taxes relative to the Contract in the future.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We are not currently making a provision for such taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes Section.

OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Fund. For a summary of current estimates of those charges and expenses, see page 6. We may receive compensation from the investment adviser or administrator of the Fund for administrative services we provide to the Fund.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 20.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our home office, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes.

You can withdraw money from the Variable Account or the Fixed Account. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none are named, then we will withdraw the amount from each investment alternatives in which you are invested, according to each alternatives percentage share of the Contract Value.

In general, you must withdraw at least $500 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

AUTOMATIC INCOME WITHDRAWALS
You also may take partial withdrawals automatically through Automatic Income Withdrawals. You may request Automatic Income Withdrawals of $100 or more at any time before the Payout Starting Date. Please consult with your Morgan Stanley Financial Advisor for detailed information about Automatic Income Withdrawals. Withdrawals of earnings are taxes as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

If you request a total withdrawal, we may require you to return your Contract to us. We also will deduct a contract maintenance charge of $30.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $500, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to the contractual minimum of $500. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other applicable charges and taxes.

INCOME PAYMENTS
--------------------------------------------------------------------------------

PAYOUT START DATE
The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be:

.. at least 30 days after the Issue Date;

.. the first day of the calendar month; and

.. and no later than the first day of the calendar month after the Annuitant's
  85th birthday, or the 10th Contract Anniversary, if later, but not to exceed the Annuitant's 90th birthday.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date in your Contract. After the Payout Start date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

INCOME PLANS
You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS FOR 10 YEARS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME. Under this plan, we make periodic income payments for as long as either the Annuitant or the joint Annuitant is alive. No income payments will be made after the deaths of both the Annuitant and the Joint Annuitant.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. A withdrawal charge may apply if the specified period is less than 120 months. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we will require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. If you choose an Income Plan with no guaranteed payments, it is possible for the payee to receive only one income payment if the Annuitant and any joint Annuitant die prior to the second income payment, or two income payments if they die prior to the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.

We also deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000 or not enough to provide an initial payment of at least $20, we may:

.. pay you the contract value, less any applicable taxes, in a a lump sum instead of the periodic payments you have chosen, or

.. reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, any premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 4%. If actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. You should consult the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from the Fixed Account for the duration of the Income Plan.

We calculate the fixed income payments by:

.. deducting any applicable premium tax; and

.. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at this time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
--------------------------------------------------------------------------------

We will pay a death benefit prior to the Payout Start Date:

1. any Contract owner dies, or

2. the Annuitant dies.

We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner will be a surviving Contract owner(s) or, if none, the Beneficiary, or, if none, the Contract owner's estate. In the case of the death of the Annuitant, we will pay the death benefit to the current Contract owner.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greater of:

1. the Contract Value, or

2. the sum of all purchase payments, less amounts, including withdrawal charges, deducted in connection with any partial withdrawals.

We will calculate the value of the death benefit as of the date we receive a complete request for payment of the death benefit. We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 4 p.m. Eastern Time, we will process the request as of the end of the following Valuation Date. A claim for a distribution on death must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

.. a certified copy of a death certificate;

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

.. any other proof acceptable to us.

DEATH BENEFIT OPTIONS
Upon death of the Contract owner, the new Contract owner generally has the following options:

1. receive the death benefit in a lump sum;

2. or apply the death benefit to an Income Plan; or

3. continue the Contract, subject to certain conditions.

Options 1 & 2 are only available if we receive Due Proof of Death within 180 days of the date of death. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

If Option 3 is elected, and the new Contract owner is a natural person, the following conditions apply:

1. the Contract is continued subject to charges, including all applicable withdrawal charges; and

2. if the prior Contract owner was also the Annuitant, the new Contract owner will become the new Annuitant.

A surviving spouse may continue the Contract in the Accumulation Phase as if the death had not occurred. Otherwise, the new Contract owner may continue the Contract and elect either of the following options:

1. receive income payments under an Income Plan, with income payments beginning within one year of the date of death. Income payments must be made over the life of the new Contract owner, or a period not to exceed the life expectancy of the new Contract owner; or

2. receive, within 5 years of the date of death, the "Settlement Value," which is the Contract Value, less withdrawal charges and taxes.

If, however, the new Contract owner is a non-natural person, the new Contract owner has the following options when continuing the Contract:

1. elect to receive the Settlement Value within 5 years of the date of death; or

2. receive the Settlement Value as a single lump sum payment 5 years after the date of death.

Option 1 is only available if we receive Due Proof of Death within 180 days of the date of death. We reserve the right to waive the 180 day limit on a non-discriminatory basis.

If the Annuitant dies, we will pay the named Beneficiary a death benefit as described above, depending on whether the Beneficiary is a natural or non-natural person. The Contract Owner has 60 days from the date the Company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract Owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of the continuance. We are required to report such gain to the IRS as income to the Contract Owner. An additional 10% federal tax penalty may apply if the Contract Owner is under age 59 1/2. Any amount included in the Contract Owner's gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions. Please refer to your Contract for more details on the above options.

MORE INFORMATION
--------------------------------------------------------------------------------

Allstate New York is the issuer of the Contract. ALLSTATE NEW YORK is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, ALLSTATE NEW YORK was known as "PM Life Insurance Company." Since 1984 the company has been known as "ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK."

Our home office is located in Farmingville, New York. Our customer service office is located in Vernon Hills, Illinois.

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company, which is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. With the exception of directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+g rating to ALLSTATE NEW YORK due to its group affiliation with Allstate Life. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to ALLSTATE NEW YORK, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account.

THE VARIABLE ACCOUNT
ALLSTATE NEW YORK established the Variable Account on June 26, 1987. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or ALLSTATE NEW YORK.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations.

Our obligations arising under the Contracts are general corporate obligations of ALLSTATE NEW YORK.

The Variable Account consists of 12 Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, wewill include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940 and state law. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts.

It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors of the Fund monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Fund's board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT DISTRIBUTION. Morgan Stanley DW Inc., located at 1585 Broadway, NY NY 10036, serves as principal underwriter of the Contracts. Morgan Stanley DW is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley DW is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the National Association of Securities Dealers, Inc. Morgan Stanley DW is also registered with the SEC as an investment adviser.

We may pay up to a maximum sales commission of 5.75% of purchase payments Morgan Stanley DW. The General Agency Agreement between ALLSTATE NEW YORK and Morgan Stanley DW provides that ALLSTATE NEW YORK will indemnify Morgan Stanley DW for certain damages that may be caused by actions, statements or omissions by ALLSTATE NEW YORK.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

.. issuances of the Contracts;

.. maintenance of Contract owner records;

.. Contract owner services;

.. calculation of unit values

.. maintenance of the Variable Account; and

.. preparation of Contract owner reports.

We will send you Contract statements at least annually. You should notify us promptly in writing of any address change. You should read your statements and transaction confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Allstate New York on certain federal securities law matters. All matters of state law pertaining to the Contracts, including the validity of the Contracts and ALLSTATE NEW YORK's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.


TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE NEW YORK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
ALLSTATE NEW YORK is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from ALLSTATE NEW YORK, and its operations form a part of ALLSTATE NEW YORK, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, ALLSTATE NEW YORK believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, ALLSTATE NEW YORK does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore ALLSTATE NEW YORK does not intend to make provisions for any such taxes. If ALLSTATE NEW YORK is taxed on investment income or capital gains of the Variable Account, then ALLSTATE NEW YORK may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL
--------------------------------------------------------------------------------

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the Contract Owner is a natural person,

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3. ALLSTATE NEW YORK is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "ADEQUATELY DIVERSIFIED" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract Owner during the taxable year. Although ALLSTATE NEW YORK does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. ALLSTATE NEW

YORK does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a non-qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

1. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

2. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

3. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2,

2. made as a result of the Contract Owner's death or becoming totally disabled,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

TAX FREE EXCHANGES UNDER IRC SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract for a new non-qualified annuity contract. The Contract Owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-qualified deferred annuity contracts issued by ALLSTATE NEW YORK (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING
Generally, ALLSTATE NEW YORK is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

ALLSTATE NEW YORK is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

.. Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
  Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension Plans under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
  408(p) of the Code;

.. Tax Sheltered Annuities under Section 403(b) of the Code;

.. Corporate and Self Employed Pension and Profit Sharing Plans under Sections
  401 and 403; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Section 457.

ALLSTATE NEW YORK reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM A QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"QUALIFIED DISTRIBUTIONS" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"NONQUALIFIED DISTRIBUTIONS" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 701/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. We believe that these regulations do not prohibit all forms of optional death benefits, however, at this time we are not allowing the Enhanced Earnings Death Benefit Plus Option to be sold with an IRA.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

ALLSTATE NEW YORK reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 59 1/2,

2. made as a result of the Contract Owner's death or total disability,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

4. made pursuant to an IRS levy,

5. made for certain medical expenses,

6. made to pay for health insurance premiums while unemployed (only applies for IRAs),

7. made for qualified higher education expenses (only applies for IRAs), and

8. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, ALLSTATE NEW YORK is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "ELIGIBLE ROLLOVER DISTRIBUTIONS." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. ALLSTATE NEW YORK is required to withhold federal income tax at a rate of 20% on all "ELIGIBLE ROLLOVER DISTRIBUTIONS" unless you elect to make a "DIRECT ROLLOVER" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or,

3. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

4. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, ALLSTATE NEW YORK is required to withhold federal income tax using the wage withholding rates from all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "ROLLED OVER" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "ROLLED OVER" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. separates from service,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where ALLSTATE NEW YORK is directed to transfer some or all of the Contract Value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "KEOGH") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT FROM 1992 (OR SINCE INCEPTION) THROUGH 2001

--------------------------------------------------------------------------------


SUB-ACCOUNTS                     1992      1993      1994      1995       1996
MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 16.260  $ 16.651  $ 16.940  $ 17.411   $ 18.215
 Accumulation Unit Value,
 End of Period               $ 16.651  $ 16.940  $ 17,411  $ 18.215   $ 18.955
 Number of Units              121,052    85,420    89,195    85,667     49,979
 Outstanding, End of Period
QUALITY INCOME PLUS
SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 15.016  $ 16.096  $ 18.010  $ 16.648   $ 20.498
 Accumulation Unit Value,
 End of Period               $ 16.096  $ 18.010  $ 16.648  $ 20.498   $ 20.608
 Number of Units              151,095   150,179    95,868    87,651     73,100
 Outstanding, End of Period
HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 17.064  $ 20.008  $ 24.609  $ 23.759   $ 27.055
 Accumulation Unit Value,
 End of Period               $ 20.008  $ 24.609  $ 23.759  $ 27.055   $ 29.993
 Number of Units                2,252     2,748     3,157     6,184      3,599
 Outstanding, End of Period
 UTILITIES SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 12.372  $ 13.797  $ 15.804  $ 14.235   $ 18.132
 Accumulation Unit Value,
 End of Period               $ 13.797  $ 15.804  $ 14.235  $ 18.132   $ 19.509
 Number of Units              205,071   204,333   168,808   143,537     85,924
 Outstanding, End of Period
INCOME BUILDER SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period                -         -         -         -          -
 Accumulation Unit Value,
 End of Period                      -         -         -         -          -
 Number of Units                                                             -
 Outstanding, End of Period         -         -         -         -
DIVIDEND GROWTH SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 11.564  $ 12.383  $ 14.019  $ 13.425   $ 18.128
 Accumulation Unit Value,
 End of Period               $ 12.383  $ 14.019  $ 13.425  $ 18.128   $ 22.248
 Number of Units              348,132   350,305   330,200   316,921    217,852
 Outstanding, End of Period
GLOBAL DIVIDEND GROWTH
SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period                -         -  $ 10.000  $  9.942   $ 12.012
 Accumulation Unit Value,
 End of Period                      -         -  $  9.942  $ 12.012   $ 13.984
 Number of Units                                   28,657    34,268     34,174
 Outstanding, End of Period         -         -
EUROPEAN GROWTH SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 10.050  $ 10.347  $ 14.433  $ 15.484   $ 19.299
 Accumulation Unit Value,
 End of Period               $ 10.347  $ 14.433  $ 15.484  $ 19.299   $ 24.837
 Number of Units               58,830    18,436    25,704    19,230     15,262
 Outstanding, End of Period
PACIFIC GROWTH SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period                -         -  $ 10.000  $  9.248   $  9.682
 Accumulation Unit Value,
 End of Period                      -         -  $  9.248  $  9.682   $  9.957
 Number of Units                                   23,032    26,915     19,437
 Outstanding, End of Period         -         -
CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 12.375  $ 12.814  $ 11.799  $ 11.533   $ 15.177
 Accumulation Unit Value,
 End of Period               $ 12.814  $ 11.799  $ 11.533  $ 15.177   $ 16.760
 Number of Units               58,830    55,497    50,378    48,100     42,448
 Outstanding, End of Period
EQUITY SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 27.916  $ 27.681  $ 32.807  $ 30.885   $ 43.585
 Accumulation Unit Value,
 End of Period               $ 27.681  $ 32.807  $ 30.885  $ 43.585   $ 48.483
 Number of Units               26,610    28,032    23,571    24,927     29,450
 Outstanding, End of Period
STRATEGIST SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 15.684  $ 16.651  $ 18.199  $ 18.728   $ 20.284
 Accumulation Unit Value,
 End of Period               $ 16.651  $ 18.199  $ 18.728  $ 20.284   $ 23.098
 Number of Units              138,065   153,920   160,992   137,461    117,180
 Outstanding, End of Period



                                 1997      1998      1999      2000       2001
MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 18.955  $ 19.748  $ 20.578  $ 21.340   $ 22.402
 Accumulation Unit Value,
 End of Period               $ 19.748  $ 20.578  $ 21.340  $ 22.402   $ 23.044
 Number of Units               42,094    23,326    24,357    18,534     12,939
 Outstanding, End of Period
QUALITY INCOME PLUS
SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 20.608  $ 22.671  $ 24.315  $ 23.106   $ 25.415
 Accumulation Unit Value,
 End of Period               $ 22.671  $ 24.315  $ 23.106  $ 25.415   $ 27.568
 Number of Units               40,055    37,269    29,406    29,210     22,939
 Outstanding, End of Period
HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 29.993  $ 33.219  $ 30.869  $ 30.135   $ 20.222
 Accumulation Unit Value,
 End of Period               $ 33.219  $ 30.869  $ 30.135  $ 20.222   $ 13.263
 Number of Units                  913       881     3,828     3,602      3,600
 Outstanding, End of Period
 UTILITIES SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 19.509  $ 24.559  $ 30.037  $ 33.581   $ 34.258
 Accumulation Unit Value,
 End of Period               $ 24.559  $ 30.037  $ 33.581  $ 34.258   $ 25.183
 Number of Units               47,043    36,286    32,582    29,217     17,773
 Outstanding, End of Period
INCOME BUILDER SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 10.000  $ 12.120  $ 12.389  $ 13.131   $ 13.024
 Accumulation Unit Value,
 End of Period               $ 12.124  $ 12.389  $ 13.131  $ 13.024   $ 13.191
 Number of Units                  834    1,1219     1,129     1,128      1,128
 Outstanding, End of Period
DIVIDEND GROWTH SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 22.248  $ 27.667  $ 31.130  $ 30.249   $ 31.537
 Accumulation Unit Value,
 End of Period               $ 27.667  $ 31.130  $ 30.249  $ 31.537   $ 29.598
 Number of Units              143,983   105,536    89,747    70,576      7,560
 Outstanding, End of Period
GLOBAL DIVIDEND GROWTH
SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 13.984  $ 15.511  $ 17.282  $ 19.616   $ 18.938
 Accumulation Unit Value,
 End of Period               $ 15.511  $ 17.282  $ 19.616  $ 18.938   $ 17.577
 Number of Units               24,523    18,128    19,736    17,799     17,509
 Outstanding, End of Period
EUROPEAN GROWTH SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 24.837  $ 28.545  $ 35.033  $ 44.783   $ 42.158
 Accumulation Unit Value,
 End of Period               $ 28.545  $ 35.033  $ 44.783  $ 42.158   $ 34.325
 Number of Units               12,639     9,449     8,467     7,645      3,974
 Outstanding, End of Period
PACIFIC GROWTH SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $  9.957  $  6.142  $  5.448  $  8.959   $  5.902
 Accumulation Unit Value,
 End of Period               $  6.142  $  5.448  $  8.959  $  5.902   $  4.241
 Number of Units               14,701     9,180     7,941     4,855      2,207
 Outstanding, End of Period
CAPITAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 16.760  $ 20.666  $ 24.478  $ 32.303   $ 32.392
 Accumulation Unit Value,
 End of Period               $ 20.666  $ 24.478  $ 32.303  $ 32.392   $ 23.631
 Number of Units               21,794    13,550    12,452    14,225     11,755
 Outstanding, End of Period
EQUITY SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 48.483  $ 65.969  $ 85.154  $133.781   $116.094
 Accumulation Unit Value,
 End of Period               $ 65.969  $ 85.154  $133.781  $116.094   $ 84.051
 Number of Units               14,657     7,526     8,059     7,876      7,560
 Outstanding, End of Period
STRATEGIST SUB-ACCOUNT
 Accumulation Unit Value,
 Beginning of Period         $ 23.098  $ 26.006  $ 32.615  $ 37.855   $ 38.098
 Accumulation Unit Value,
 End of Period               $ 26.006  $ 32.615  $ 37.855  $ 38.098   $ 33.877
 Number of Units               14,657    26,235    19,825    16,261     17,773
 Outstanding, End of Period


For the Years Beginning January 1* and Ending December 31:

* The Money Market, High Yield, Equity, Quality Income Plus and Strategist Sub-Accounts commenced operations on March 1, 1989. The Utilities and Dividend Growth Sub-Accounts commenced operations on March 1, 1990. The Capital Growth and European Growth Sub-Accounts commenced operations on March 1, 1991. The Global Dividend Growth and Pacific Growth Sub-Accounts commenced operations on February 23, 1994. The Income Builder Sub-Account commenced operations on January 21, 1997. The Accumulation Unit Values for each of these Sub-Accounts was initially set at $10.000. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1%.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Additions, Deletions or Substitutions of Investments
--------------------------------------------------------------------------------
  The Contract
--------------------------------------------------------------------------------
  Purchases
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
  Calculation of Accumulation Unit Values
--------------------------------------------------------------------------------
  Calculation of Variable Income Payments
--------------------------------------------------------------------------------
  General Matters
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
  Experts
--------------------------------------------------------------------------------
  Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                       ALLSTATE NEW YORK VARIABLE ANNUITY


               Allstate Life of New York Variable Annuity Account
                  Allstate Life Insurance Company of New York
                      Statement of Additional Information
                               dated May 1, 2002
                                Customer Service
                            300 N. Milwaukee Avenue
                             Vernon Hills, IL 60061
                                1 (800) 256-9392


This Statement of Additional Information supplements the information in the prospectus for the Allstate New York Variable Annuity that we offer. This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated May 1, 2002, for each form of Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above, or by calling or writing your Morgan Stanley Financial Advisor.

Except as otherwise noted, this Statement of Additional Information uses the same defined terms as the prospectus for the Allstate New York Variable Annuity that we offer.

                                TABLE OF CONTENTS

          Description

          Additions, Deletions or Substitutions of Investments
          The Contract
               Purchases
               Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers) Calculation of Accumulation Unit Values
          Calculation of Variable Income Payments
          General Matters
               Incontestability
               Settlements
               Safekeeping of the Variable Account's Assets
               Premium Taxes
               Tax Reserves
          Experts
          Financial Statements


ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
------------------------------------------------------------------------------

We may add, delete, or substitute the Portfolio shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Portfolio with those of another Portfolio of the same or different mutual Portfolio if the shares of the Portfolio are no longer available for investment, or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract owner's interest in a Variable Sub-Account until we have notified the Contract owner of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in anew Portfolio of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Portfolios. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.

THE CONTRACT
------------------------------------------------------------------------------

The Contract is primarily designed to aid individuals in long-term financialplanning. You can use it for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

PURCHASE OF CONTRACTS

Morgan Stanley DW Inc. is the principal underwriter and distributor of the Contracts. We no longer offer the Contract for sale. If you already own a Contract, you may continue to make additional purchase payments.

For the Variable Account, we paid underwriting commissions to Morgan Stanley DW of $1,216.90, ($2,295,891.40) and $521.12 for the years 1999, 2000 and 2001, respectively.

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

Calculation of Accumulation Unit Values

------------------------------------------------------------------------------

The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 4 p.m. Eastern Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

         (A) is the sum of:

(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;

          (B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

          (C) is the annualized mortality and expense risk and administrative expense charges divided by 365 and then multiplied by the number of calendar days in the current Valuation Period.

CALCULATION OF VARIABLE INCOME PAYMENTS
-------------------------------------------------------------------------------

We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.

CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

     o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the period; and then

     o dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states that require the use of unisex tables.

GENERAL MATTERS
------------------------------------------------------------------------------

INCONTESTABILITY

We will not contest the Contract after we issue it.

SETTLEMENTS

We may require you to return your Contract to us prior to any settlement. We must receive due proof of the Contract owner(s) death (or Annuitant's death if there is a non-natural Contract owner) before we will settle a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Portfolio shares held by each of the Variable Sub-Accounts.

The Portfolios do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Portfolios' prospectuses for a more complete description of the custodian of the Portfolios.

PREMIUM TAXES

Applicable premium tax rates depend on the Contract owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities.

TAX RESERVES

We do not establish capital gains tax reserves for any Variable Sub-Account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

EXPERTS

The financial statements of Allstate New York as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the related financial statement schedules that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts inaccounting and auditing.The principal business address of Deloitte & Touche LLP is, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The financial statements of the Variable Account as of December 31, 2001 and for the periods in the two years then ended, the financial statements of Allstate New York as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001 and the related financial statement schedules and accompanying Independent Auditors' Reports, appear in the pages that follow. The financial statements of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Contacts.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK:

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2001 and 2000, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2001. Our audits also included Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV - Reinsurance, and Schedule V - Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 2002

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                             -----------------------
(IN THOUSANDS)                                                                     2001              2000               1999
                                                                                   ----              ----               ----
REVENUES
Premiums (net of reinsurance ceded of $5,494, $5,491, $4,253)                    $ 104,068         $ 104,316         $  63,748
Contract charges                                                                    41,241            41,885            38,626
Net investment income                                                              204,467           176,539           148,331
Realized capital gains and losses                                                    2,158            (5,181)           (2,096)
                                                                                   -------           -------           -------
                                                                                   351,934           317,559           248,609
                                                                                   -------           -------           -------

COSTS AND EXPENSES
Contract benefits (net of reinsurance recoverable of $2,269, $715, $1,166)         259,405           233,299           178,267
Amortization of deferred policy acquisition costs                                    7,187            13,744             8,985
Operating costs and expenses                                                        31,266            23,985            20,151
                                                                                   -------           -------           -------
                                                                                   297,858           271,028           207,403
                                                                                   -------           -------           -------


INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE                                                   54,076            46,531            41,206
Income tax expense                                                                 18,517            15,616            14,640
                                                                                   ------            ------            ------


INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                  35,559            30,915            26,566
Cumulative effect of change in accounting for derivative financial                 ------            ------            ------
  instruments, after-tax                                                             (147)                -                 -
                                                                                   ------            ------            ------


NET INCOME                                                                         35,412            30,915            26,566
                                                                                   ------            ------            ------


OTHER COMPREHENSIVE INCOME (LOSS), AFTER TAX
Change in unrealized net capital gains and losses                                     753            88,008           (52,672)
                                                                                 --------         ---------         ---------
COMPREHENSIVE INCOME (LOSS)                                                      $ 36,165         $ 118,923         $ (26,106)
                                                                                 ========         =========         =========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                                           DECEMBER 31,
(IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                   2001           2000
                                                                                        ----           ----
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost $2,678,265 and $2,260,087) $  2,894,461   $  2,476,132
  Mortgage loans                                                                         242,727        207,857
  Short-term                                                                              57,507         58,224
  Policy loans                                                                            33,160         31,772
                                                                                    ------------   ------------
    TOTAL INVESTMENTS                                                                  3,227,855      2,773,985

Cash                                                                                       7,375          2,162
Deferred policy acquisition costs                                                        156,615        124,601
Accrued investment income                                                                 33,601         32,422
Reinsurance recoverables, net                                                              1,146          1,269
Other assets                                                                              13,800          7,980
Separate Accounts                                                                        602,657        560,089
                                                                                    ------------   ------------
    TOTAL ASSETS                                                                    $  4,043,049   $  3,502,508
                                                                                    ============   ============
LIABILITIES
Reserve for life-contingent contract benefits                                       $  1,317,816   $  1,226,349
Contractholder funds                                                                   1,428,113      1,107,495
Current income taxes payable                                                               6,049         11,723
Deferred income taxes                                                                     64,612         53,181
Other liabilities and accrued expenses                                                   164,399        117,304
Payable to affiliates, net                                                                   427          3,556
Separate Accounts                                                                        602,657        560,089
                                                                                    ------------   ------------
    TOTAL LIABILITIES                                                                  3,584,073      3,079,697
                                                                                    ------------   ------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100,000 shares authorized and outstanding                     2,500          2,500
Additional capital paid-in                                                                45,787         45,787
Retained income                                                                          291,694        256,282
Accumulated other comprehensive income:
  Unrealized net capital gains and losses                                                118,995        118,242
                                                                                    ------------   ------------
    Total accumulated other comprehensive income                                         118,995        118,242
                                                                                    ------------   ------------
    TOTAL SHAREHOLDER'S EQUITY                                                           458,976        422,811
                                                                                    ------------   ------------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                      $  4,043,049   $  3,502,508
                                                                                    ============   ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                   DECEMBER 31,
                                                                   ------------
(IN THOUSANDS)                                           2001          2000          1999
                                                         ----          ----          ----
COMMON STOCK
Balance, beginning of year                          $      2,500   $      2,500   $      2,000
Issuance of stock                                           --             --              500
                                                    ------------   ------------   ------------
Balance, end of year                                       2,500          2,500          2,500
                                                    ------------   ------------   ------------

ADDITIONAL CAPITAL PAID IN                                45,787         45,787         45,787
                                                    ------------   ------------   ------------

RETAINED INCOME
Balance, beginning of year                               256,282        225,367        198,801
Net income                                                35,412         30,915         26,566
                                                    ------------   ------------   ------------
Balance, end of year                                     291,694        256,282        225,367
                                                    ------------   ------------   ------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                               118,242         30,234         82,906
Change in unrealized net capital gains and losses            753         88,008        (52,672)
                                                    ------------   ------------   ------------
Balance, end of year                                     118,995        118,242         30,234
                                                    ------------   ------------   ------------

TOTAL SHAREHOLDER'S EQUITY                          $    458,976   $    422,811   $    303,888
                                                    ============   ============   ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                                -----------------------
(IN THOUSANDS)                                                                           2001            2000            1999
                                                                                         ----            ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $     35,412    $     30,915    $     26,566
Adjustments to reconcile net income to net cash provided by operating activities
             Amortization and other non-cash items                                      (50,375)        (45,051)        (37,619)
             Realized capital gains and losses                                           (2,158)          5,181           2,096
             Cumulative effect of change in accounting for derivative financial
               instruments                                                                  147              -                -
             Interest credited to contractholder funds                                   65,117          52,499          36,736
             Changes in:
                  Life-contingent contract benefits and contractholder funds             76,756          75,031          38,527
                  Deferred policy acquisition costs                                     (44,007)        (25,303)        (17,262)
                  Income taxes payable                                                    5,429           4,305           2,094
                  Other operating assets and liabilities                                (14,095)        (11,916)         13,049
                                                                                   ------------    ------------    ------------
                     Net cash provided by operating activities                           72,226          85,661          64,187
                                                                                   ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                                          232,233         164,125         161,443
Investment collections
             Fixed income securities                                                     94,121          42,449          21,822
             Mortgage loans                                                              15,460          15,681           7,479
Investments purchases
             Fixed income securities                                                   (650,801)       (516,908)       (383,961)
             Mortgage loans                                                             (50,200)        (55,914)        (31,888)
Change in short-term investments, net                                                    10,361          16,139          29,493
Change in policy loans, net                                                              (1,388)           (663)         (1,489)
                                                                                   ------------    ------------    ------------
                      Net cash used in investing activities                            (350,214)       (335,091)       (197,101)
                                                                                   ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock                                                        -               -             500
Contractholder fund deposits                                                            474,849         408,711         197,439
Contractholder fund withdrawals                                                        (191,648)       (158,254)        (67,007)
                                                                                   ------------    ------------    ------------
                      Net cash provided by financing activities                         283,201         250,457         130,932
                                                                                   ------------    ------------    ------------

NET INCREASE (DECREASE ) IN CASH                                                          5,213           1,027          (1,982)
CASH AT BEGINNING OF YEAR                                                                 2,162           1,135           3,117
                                                                                   ------------    ------------    ------------
CASH AT END OF YEAR                                                                $      7,375    $      2,162    $      1,135
                                                                                   ============    ============    ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION
     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     To conform with the 2001 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
     The Company markets a diversified group of products to meet consumers' lifetime needs in the raeas of protection and retirement solutions in the state of New York through a combination of Allstate agencies, financial services firms, direct marketing and specialized brokers. The Company's life products include term life; whole life and universal life; annuities such as fixed annuities, market value adjusted annuities, variable annuities and immediate annuities; and other protection products such as accidental death and hospital indemnity.

     In 2001, annuity premiums and deposits represented 87.8% of the Company's total statutory premiums and deposits. Statutory premiums and deposits is a measure used by management to analyze sales trends. Statutory premiums and deposits includes premiums and annuity considerations determined in conformity with statutory accounting practices prescribed or permitted by the insurance regulatory authorities of the state of New York, and all other funds received from customers on deposit-type products which are treated as liabilities. The statutory accounting practices differ in certain, material aspects from GAAP.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, under current U.S. tax law and regulations, deferred and immediate annuities and life insurance, including interest-sensitive products, receive favorable policyholder tax treatment. Any legislative or regulatory changes that adversely alter this treatment are likely to negatively affect the demand for these products. In addition, recent changes in the federal estate tax laws will affect the demand for the types of life insurance used in estate planning.

     Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by: 1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and 2) increasing competition in capital markets.

     Although the Company currently benefits from agreements with financial service entities that market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact the Company's sales.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
     Fixed income securities include bonds and mortgage-backed and asset-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of exchange traded fixed income securities is based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. The difference between amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, is reflected as a component of Other comprehensive income.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions and other factors.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and generally includes collateral received in connection with certain securities lending activities. For securities lending transactions, the Company records an offsetting liability in Other liabilities and accrued expenses for the Company's obligation to repay the collateral.

     Other investments, which consist primarily of policy loans, are carried at the unpaid principal balances.

     Investment income consists of interest which is recognized on an accrual basis. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses are determined on a specific identification basis. They include gains and losses on security dispositions, write-downs in value due to other than temporary declines in fair value, and changes in the value of certain derivative instruments.

     The Company monitors its fixed income portfolio for ratings changes or other events that may result in declines in value that are other than temporary. Factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the duration for and extent to which the fair value has been less than cost; and
3) the financial condition and near-term prospects of the issuer.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company adopted the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," as of January 1, 2001. The impact of SFAS No. 133 and SFAS No. 138 (the "statements") to the Company was a loss of $147 thousand, after-tax, and is reflected as a cumulative effect of change in accounting principle on the Statements of Operations.

     The statements require that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through Net income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through Net income or recognized in Accumulated other comprehensive income until the hedged item is recognized in Net income.

     The Company manages interest rate risk by holding financial futures contracts that are derivative financial instruments. Derivatives are accounted for on a fair value basis, and reported as Other assets. Beginning in January 2001, hedge accounting is not applied to these strategies which utilize the financial futures contracts for interest rate risk management purposes. Therefore, the gains and losses pertaining to the change in the fair value of the financial futures contracts are recognized in Realized capital gains and losses during the period on a current basis. The Company did not hold any derivative financial instruments at December 31, 2001.

     Prior to January 2001, if specific criteria were met, these futures were designated as accounting hedges and accounted for on a deferral basis. In order to qualify as accounting hedges, financial futures contracts must reduce the primary market risk exposure on an enterprise or transaction basis in conjunction with a hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period. Derivatives that were not designated as accounting hedges were accounted for on a fair value basis. Under deferral accounting, gains and losses

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

on financial futures contracts were deferred as Other liabilities and accrued expenses. Once the anticipated transaction occurred, the deferred gains and losses were considered part of the cost basis of the asset and reported net of tax in shareholder's equity. The gains and losses deferred continue to be recognized in conjunction with the earnings on the hedged item. Fees and commissions paid on these derivatives were also deferred as an adjustment to the carrying value of the hedged item.

SECURITIES LOANED
     Securities loaned are treated as financing arrangements and are recorded at the amount of cash received in Short-term investments and Other liabilities and accrued expenses. The Company obtains collateral in an amount equal to 102% of the fair value of securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned are with large brokerage firms.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED
     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Interest-sensitive life contracts, such as universal life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the contract balance. Contract benefits include life-contingent benefit payments in excess of the reserves held.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charges for investment contracts consist of charges assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contractholder account balance.

     Interest credited to contractholders' funds represents contractual interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions.

     Variable annuity contracts are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.
Contract benefits incurred for Separate Accounts include, for example, guaranteed minimum death benefits paid in variable annuity contracts.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

DEFERRED POLICY ACQUISITION COSTS
     Costs that vary with and are primarily related to acquiring life and investment business, principally agents' remuneration, certain underwriting costs and direct mail solicitation expenses, are deferred and amortized to income. Deferred policy acquisition costs are periodically reviewed as to recoverability and written down where necessary.

     For traditional life insurance and immediate annuities with life contingencies, these costs are amortized in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred policy acquisition costs and reserve calculations, are determined based upon conditions as of the date of the policy issue and are generally not revised during the life of the policy. Any deviations from projected business in-force, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies. For internal exchanges of traditional life insurance and immediate annuities with life contingencies, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life and investment contracts, the costs are amortized in relation to the estimated gross profits on such business over the estimated lives of the contract periods. Gross profits are determined at the date of contract issue and comprise estimated future investment, mortality, expense margins and surrender charges. For 2001, the average long-term rate of assumed future investment yield used in estimating gross profit margins is 8% plus 1.25% for fees. Assumptions underlying the gross profits are periodically updated to reflect actual experience, and changes in the amount or timing of estimated gross profits will result in adjustments to the cumulative amortization of these costs. New costs associated with internal exchanges of investment contracts are deferred and amortized into income. The balance of the original costs deferred and carried over, plus the new costs deferred due to internal exchanges, is limited to the amount of costs that would be deferred from the issuance of new investment contracts. Any excess costs are charged to income at the time of the exchange. The Company periodically compares the present value of future gross profits to costs deferred to ensure they are sufficient to amortize deferred policy acquisition costs. As a result, the Company concludes that the balance of deferred policy acquisition costs is reasonable and recoverable at December 31, 2001.

     To the extent unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of estimated gross profits had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded net of tax as a reduction of the unrealized capital gains or losses included in Accumulated other comprehensive income.

     All other acquisition expenses are charges to operations as incurred.

REINSURANCE RECOVERABLE
     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (See Note 8). The amounts reported in the statements of financial position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract. Insurance liabilities are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable are regularly evaluated by the Company and allowances for uncollectible reinsurance are established as appropriate.

INCOME TAXES
     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, insurance reserves, and deferred policy acquisition costs.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

SEPARATE ACCOUNTS
     The assets and liabilities related to variable annuity contracts are legally segregated and reflected as Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees and mortality, surrender and expense charges.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated objectives.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
     The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded net of tax as a reduction of the unrealized net capital gains included in Accumulated other comprehensive income.

CONTRACTHOLDER FUNDS
     Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

OFF BALANCE SHEET FINANCIAL INSTRUMENTS
     Commitments to extend mortgage loans have off-balance-sheet risk because their contractual amounts are not recorded in the Company's statements of financial position. The contractual amounts and fair values of these instruments are outlined in Note 5.

USE OF ESTIMATES
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PENDING ACCOUNTING STANDARDS
     In June 2001, the FASB issued SFAS No. 142, "Goodwill and other Intangible Assets", which eliminates the requirement to amortize goodwill, and requires that goodwill and separately identified intangible assets with indefinite lives be evaluated for impairment on an annual basis (or more frequently if impairment indicators arise) on a fair value as opposed to an undiscounted basis. SFAS No. 142 is effective January 1, 2002. A transitional goodwill impairment test is required to be completed within the first six months of adoption with any resulting impairment charge recognized as the cumulative effect of a change in accounting principle in the statement of operations. As of December 31, 2001, the Company's unamortized goodwill balance was $160 thousand and goodwill amortization expense recognized during 2001 was $6 thousand. Transitional goodwill impairment testing is being conducted and the impact is not expected to be material to the results of operations or financial position of the Company.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     In December 2001, the Accounting Standards Executive Committee ("AcSEC") issued Statement of Position ("SOP") 01-6, "Accounting by Certain Entities (Including Entities With Trade Receivables) That Lend to or Finance the Activities of Others", which is effective for interim and annual financial statements issued for the fiscal year beginning after December 15, 2001. The SOP conforms accounting and financial reporting practices for certain lending and financing activities, eliminating various specialized accounting practices that developed from the issuance of AICPA finance company, bank, and credit union audit guides. The SOP also explicitly incorporates lending and financing activities of insurance companies within its scope. The Company's adoption of SOP 01-6 is not expected to have a material effect on the results of operations or financial position.

3. RELATED PARTY TRANSACTIONS

REINSURANCE
     The Company has reinsurance agreements with ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured (See Note 8).

STRUCTURED SETTLEMENT ANNUITIES
     The Company issued $23.7 million, $16.2 million and $16.9 million of structured settlement annuities, a type of immediate annuity, in 2001, 2000 and 1999, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlement annuities in matters involving AIC. Of these amounts, $4.9 million, $4.5 million and $4.8 million relate to structured settlement annuities with life contingencies and are included in premium income in 2001, 2000 and 1999, respectively. Additionally, the reserve for life-contingent contract benefits was increased by approximately 94% of such premium received in each of these years. In most cases, these annuities were issued to Allstate Settlement Corporation ("ASC"), a subsidiary of ALIC, which, under a "qualified assignment", assumed AIC's obligation to make the future payments.

     AIC has issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. ASC has entered into General Indemnity Agreements pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.

     Reserves recorded by the Company for annuities related to the surety bonds were $1.40 billion and $1.29 billion at December 31, 2001 and 2000, respectively.

BUSINESS OPERATIONS
     The Company utilizes services performed by AIC and ALIC as well as business facilities owned or leased, and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $26.6 million, $15.6 million and $16.0 million in 2001, 2000 and 1999, respectively. A portion of these expenses relate to the acquisition of business that are deferred and amortized over the contract period.

DEBT
     The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. No amounts were outstanding for the Company under the inter-company loan agreement at December 31, 2001 and 2000, respectively.

BROKER/DEALER AGREEMENT
     Beginning May 1, 2000, the Company receives underwriting and distribution services from Allstate Distributors, L.L.C. ("ADLLC"), a broker/dealer company owned equally by ALIC and Putnam Investments, Inc. ("Putnam") for variable annuity

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

contracts sold pursuant to a joint venture agreement between the Company and Putnam. The Company incurred $10.5 million and $10.9 million of commission expenses and other distribution expenses payable to ADLLC during 2001 and 2000, respectively. Other distribution expenses include administrative, legal, financial management and sales support that the Company provides to ADLLC, for which the Company earned administration fees of $127 thousand for the year ended December 31, 2001. Other distribution expenses also include marketing expenses for subsidized interest rates associated with the Company's dollar cost averaging program, for which ADLLC reimbursed the Company $855 thousand and $549 thousand for the year ended December 31, 2001 and December 31, 2000, respectively.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (Note 10).

4. INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                           GROSS UNREALIZED
                                         AMORTIZED       --------------------           FAIR
                                           COST          GAINS          LOSSES          VALUE
                                           ----          -----          ------          -----
(IN THOUSANDS)
AT DECEMBER 31, 2001
U.S. government and agencies           $    579,607   $    117,918   $       (533)   $    696,992
Municipal                                   150,543          3,695            (47)        154,191
Corporate                                 1,467,636         96,973        (18,492)      1,546,117
Mortgage-backed securities                  425,635         16,737           (228)        442,144
Asset-backed securities                      54,844          1,081           (908)         55,017
                                       ------------   ------------   ------------    ------------
    Total fixed income securities      $  2,678,265   $    236,404   $    (20,208)   $  2,894,461
                                       ============   ============   ============    ============

AT DECEMBER 31, 2000
U.S. government and agencies           $    528,301   $    151,317   $        (81)   $    679,537
Municipal                                    97,310          2,626           (858)         99,078
Corporate                                 1,227,247         70,431        (20,527)      1,277,151
Mortgage-backed securities                  368,614         13,004           (669)        380,949
Asset-backed securities                      38,615            831            (29)         39,417
                                       ------------   ------------   ------------    ------------
    Total fixed income securities      $  2,260,087   $    238,209   $    (22,164)   $  2,476,132
                                       ============   ============   ============    ============

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2001:

                                                          AMORTIZED             FAIR
                                                            COST               VALUE
                                                            ----               -----
(IN THOUSANDS)
Due in one year or less                                $     43,628       $     44,768
Due after one year through five years                       382,760            401,443
Due after five years through ten years                      399,176            421,689
Due after ten years                                       1,372,222          1,529,400
                                                       ------------       ------------
                                                          2,197,786          2,397,300
Mortgage- and asset-backed securities                       480,479            497,161
                                                       ------------       ------------
    Total                                              $  2,678,265       $  2,894,461
                                                       ============       ============

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

NET INVESTMENT INCOME

YEAR ENDED DECEMBER 31,                             2001           2000             1999
                                                    ----           ----             ----
(IN THOUSANDS)
Fixed income securities                         $    189,793   $    160,919   $    135,561
Mortgage loans                                        16,677         14,899         12,346
Other                                                  1,307          3,227          3,495
                                                ------------   ------------   ------------
  Investment income, before expense                  207,777        179,045        151,402
  Investment expense                                   3,310          2,506          3,071
                                                ------------   ------------   ------------
  Net investment income                         $    204,467   $    176,539   $    148,331
                                                ============   ============   ============

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

     Realized capital gains and losses by security type, for the year ended December 31, are as follows:

                                                         2001            2000              1999
                                                         ----            ----              ----
(IN THOUSANDS)
Fixed income securities                              $      1,514    $     (5,878)   $     (2,207)
Mortgage loans                                                166             697              42
Other                                                         478               -              69
                                                     ------------    ------------    ------------
  Realized capital gains and losses                         2,158          (5,181)         (2,096)
  Income taxes                                               (755)          1,866             765
                                                     ------------    ------------    ------------
  Realized capital gains and losses, after tax       $      1,403    $     (3,315)   $     (1,331)
                                                     ============    ============    ============

     Realized capital gains and losses by transaction type, for the year ended December 31, are as follows:

                                                         2001            2000            1999
                                                         ----            ----            ----
(IN THOUSANDS)
Portfolio trading                                    $      3,461    $     (2,089)   $     (2,096)
Write-downs in value                                       (1,252)         (3,092)              -
Derivative valuation adjustments                              (51)              -               -
                                                     ------------    ------------    ------------
  Realized capital gains and losses                         2,158          (5,181)         (2,096)
  Income taxes                                               (755)          1,866             765
                                                     ------------    ------------    ------------
  Realized capital gains and losses, after tax       $      1,403    $     (3,315)   $     (1,331)
                                                     ============    ============    ============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Excluding calls and prepayments, gross gains of $7.4 million, $3.0 million and $1.7 million and gross losses of $4.5 million, $8.9 million and $3.8 million were realized on sales of fixed income securities during 2001, 2000 and 1999, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses on fixed income securities included in shareholder's equity at December 31, 2001 are as follows:

                                                           COST/                             GROSS UNREALIZED           UNREALIZED
(IN THOUSANDS)                                        AMORTIZED COST     FAIR VALUE       GAINS          LOSSES         NET GAINS
                                                      --------------     ----------       -----          ------         ---------
Fixed income securities                                $  2,678,265    $  2,894,461   $    236,404   $    (20,208)   $    216,196
                                                       ============    ============   ============   ============    ============
Deferred income taxes, deferred policy acquisition
costs and other                                                                                                           (97,201)
                                                                                                                     ------------
Unrealized net capital gains and losses                                                                              $    118,995
                                                                                                                     ============

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

YEAR ENDED DECEMBER 31,                                                       2001                  2000                  1999
                                                                              ----                  ----                  ----
(IN THOUSANDS)
Fixed income securities                                                  $           151        $    161,716          $   (262,766)
Deferred income taxes, deferred policy acquisition costs and other                   602             (73,708)              210,094
                                                                           -------------        ------------          ------------
Increase (decrease) in unrealized net capital gains and losses           $           753        $     88,008          $    (52,672)
                                                                         ===============        ============          ============

INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES
     Pretax provisions for investment losses, principally relating to write-downs on fixed income securities, were $1.3 million and $3.1 million in 2001 and 2000, respectively. There were no provisions for investment losses in 1999.

MORTGAGE LOAN IMPAIRMENT
     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Company had no impaired loans at December 31, 2001 and 2000.

     There was no valuation allowance balance at December 31, 2001. The valuation allowance for mortgage loans at December 31, 2000 and 1999 was $119 thousand and $600 thousand, respectively. Net reductions to the mortgage loan valuation allowances were $119 thousand, $481 thousand and none for the year ended December 31, 2001, 2000 and 1999, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION
     The Company maintains a diversified portfolio of municipal bonds. The largest concentrations in the portfolio are presented below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 2001:

(% of municipal bond portfolio carrying value)      2001           2000
                                                    ----           ----
     California                                     15.0%          23.4%
     Pennsylvania                                   12.8           14.9
     Illinois                                       10.8            6.9
     Missouri                                        8.6              -
     Florida                                         8.2              -
     Ohio                                            7.2           10.7
     Alaska                                          6.5              -
     Mississippi                                     6.4              -
     Utah                                            5.2            8.1

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 2001:

(% of commercial mortgage portfolio carrying value)     2001              2000
                                                        ----              ----
    California                                          24.9%             30.8%
    New York                                            22.1              26.8
    New Jersey                                          17.8              16.0
    Illinois                                            14.3              14.3
    Pennsylvania                                        13.4               6.8

     The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:

(% of commercial mortgage portfolio carrying value)     2001              2000
                                                        ----              ----
     Office buildings                                   26.9%              21.2%
     Retail                                             25.5               29.0
     Warehouse                                          19.5               18.4
     Apartment complex                                  18.4               17.4
     Industrial                                          3.9                6.9
     Other                                               5.8                7.1
                                                       -----              -----
                                                       100.0%             100.0%
                                                       =====              =====

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2001, are as follows:

                               NUMBER OF LOANS        CARRYING VALUE             PERCENT
                               ---------------        --------------             -------
    (IN THOUSANDS)
    2002                              1                $      766                   0.3%
    2003                              -                         -                    -
    2004                              2                     1,955                   0.8
    2005                              3                     7,481                   3.1
    2006                              5                    29,910                  12.3
    Thereafter                       44                   202,615                  83.5
                                     --                ----------                 -----
      Total                          55                $  242,727                 100.0%
                                     ==                ==========                 ======

     In 2001, $3.1 million of commercial mortgage loans were contractually due and paid.

SECURITIES LENDING
     The Company participates in securities lending programs, primarily for investment yield enhancement purposes, with third parties, which mostly include large brokerage firms. At December 31, 2001, fixed income securities with a carrying value of $140.3 million have been pledged as collateral under these lending agreements. In return, the Company receives cash that is subsequently invested and included in Short-term investments with an offsetting liability recorded in Other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral was $572 thousand, $109 thousand and $33 thousand, as of December 31, 2001, 2000 and 1999, respectively.

SECURITIES ON DEPOSIT
     At December 31, 2001, fixed income securities with a carrying value of $2.1 million were on deposit with regulatory authorities as required by law.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

5. FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including Deferred policy acquisition costs and Reinsurance recoverables) and liabilities (including traditional life and interest-sensitive life insurance reserves and Deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as Accrued investment income and Cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS
     The carrying value and fair value of financial assets at December 31, are as follows:

                                           2001                               2000
                            ------------------------------       -----------------------------
                               CARRYING           FAIR             CARRYING           FAIR
                                VALUE            VALUE              VALUE            VALUE
                                -----            -----              -----            -----
(IN THOUSANDS)
Fixed income securities     $  2,894,461      $  2,894,461       $  2,476,132     $  2,476,132
Mortgage loans                   242,727           247,670            207,857          212,345
Short-term investments            57,507            57,507             58,224           58,224
Policy loans                      33,160            33,160             31,772           31,772
Separate Accounts                602,657           602,657            560,089          560,089

     Fair values of exchange traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
     The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                              2001                             2000
                                                  ----------------------------       -----------------------
                                                   CARRYING           FAIR           CARRYING         FAIR
(IN THOUSANDS)                                       VALUE            VALUE            VALUE          VALUE
                                                     -----            -----            -----          -----
Contractholder funds on investment contracts      $ 1,173,357      $ 1,155,665       $ 874,158     $ 850,767
Separate Accounts                                     602,657          602,657         560,089       560,089

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts and certain other contractholder liabilities are not considered to be financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities and immediate annuities without life contingencies are valued at the account balance less surrender charges. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

DERIVATIVE FINANCIAL INSTRUMENTS
     The Company utilizes financial futures contracts to reduce its exposure to market risk, specifically interest rate risk, in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes. Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures to manage its market risk related to forecasted investment purchases and sales. Futures used to reduce interest rate risk related to forecasted transactions pertain to identified transactions that are probable to occur and are generally completed within 90 days.

     Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins. The Company did not hold a derivative position and did not pledge any securities as collateral at December 31, 2001.

     The following table summarizes the credit exposure, fair value and carrying value of the Company's derivative financial instruments:


                                  CREDIT           FAIR        CARRYING VALUE  CARRYING VALUE
(IN THOUSANDS)                   EXPOSURE          VALUE          ASSETS       (LIABILITIES)
                                 --------          -----          ------        -----------
AT DECEMBER 31, 2001
--------------------
Financial futures contracts      $      -        $      -        $     -        $        -

AT DECEMBER 31, 2000
--------------------
Financial futures contracts      $      -        $    (32)       $     -        $      (54)


     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

     The Company manages its exposure to credit risk primarily by establishing risk control limits. To date, the Company has not incurred any losses as financial futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require daily cash settlement of margins.

     Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts.


     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

6. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                                                2001               2000
                                                                ----               ----
   (IN THOUSANDS)
   Immediate annuities:
     Structured settlement annuities                       $  1,234,918       $   1,147,530
     Other immediate annuities                                    5,079               4,449
   Traditional life                                              75,082              72,157
   Other                                                          2,737               2,213
                                                              ---------          ----------
     Total Reserve for life-contingent contract benefits   $  1,317,816       $   1,226,349
                                                              =========          ==========


     The assumptions for mortality generally utilized in calculating reserves include the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 5.5% to 9.5% for structured settlement annuities;3.0% to 11.5% for immediate annuities and 4.0% to 8.0% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for structured settlement annuities, the present value of expected future benefits based on historical experience for other immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

     To the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, premium deficiency reserves are established, if necessary, and have been recorded for the structured settlement annuity business and for certain immediate annuities with life contingencies. A liability of $13.5 million and $26.5 million is included in the Reserve for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 2001 and 2000, respectively.

     At December 31, Contractholder funds are as follows:

                                              2001                    2000
                                              ----                    ----
    (IN THOUSANDS)
    Interest-sensitive life              $     256,462         $      233,320
    Fixed annuities:
      Immediate annuities                      430,261                387,281
      Deferred annuities                       739,019                486,886
    Other investment contracts                   2,371                      8
                                            ----------             ----------
      Total contractholder funds         $   1,428,113         $    1,107,495
                                            ==========             ==========


     Contractholder funds activity for the year ended December 31,consists of the following:

    (IN THOUSANDS)                                               2001                   2000
                                                                 ----                   ----
    Balance, beginning of year                            $    1,107,495          $     839,159
       Deposits                                                  474,849                408,711
       Surrenders and withdrawals                                (92,039)               (69,778)
       Death benefits                                            (10,623)                (8,366)
       Interest credited to contractholders' funds                65,117                 52,499
       Transfers (to)/from Separate Accounts                     (88,986)               (80,109)
       Other adjustments                                         (27,700)               (34,621)
                                                                 -------              ---------
    Balance; end of year                                  $    1,428,113          $   1,107,495
                                                               =========              =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Contractholder funds are equal to deposits received and interest credited for the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Interest rates credited range from 5.3% to 6.3% for interest-sensitive life contracts; 3.2% to 9.8% for immediate annuities; 4.2% to 7.7% for deferred annuities and 2.0% to 5.7% for other investment contracts. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 1.2% of deferred annuities are subject to a market value adjustment.

7. DEFERRED POLICY ACQUISITION COSTS

     Certain costs of acquiring business which were deferred and amortized for the years ended December 31, 2001 and 2000 are as follows:

                                                          2001                        2000
                                                          ----                        ----
    (IN THOUSANDS)
    Balance, beginning of year                       $   124,601                 $   106,932
    Acquisition costs deferred                            51,194                      39,047
    Amortization charged to income                        (7,187)                    (13,744)
    Effect of unrealized gains and losses                (11,993)                     (7,634)
                                                        --------                    --------
    Balance, end of year                             $   156,615                 $   124,601
                                                        ========                    ========

8. REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company cedes a portion of the mortality risk on certain term life policies with a pool of reinsurers.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. No single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract. (See Note 3 for discussion of reinsurance agreements with ALIC.)

     The effects of reinsurance on premiums written and earned for the year ended December 31, were as follows:

                                                             2001         2000         1999
                                                             ----         ----         ----
(IN THOUSANDS)
PREMIUMS AND CONTRACT CHARGES

Direct                                                    $ 150,163    $ 150,498    $ 105,580
Assumed - non-affiliate                                         640        1,194        1,047
Ceded
  Affiliate                                                  (4,617)      (4,621)      (3,408)
  Non-affiliate                                                (877)        (870)        (845)
                                                          ---------    ---------    ---------
     Premiums and contract charges, net of reinsurance    $ 145,309    $ 146,201    $ 102,374
                                                          =========    =========    =========

                                               2001         2000          1999
                                               ----         ----          ----
(IN THOUSANDS)
CONTRACT BENEFITS
Direct                                      $ 261,504    $ 234,053    $ 179,265
Assumed - non-affiliate                           170          (39)         168
Ceded
  Affiliate                                      (945)        (492)        (211)
  Non-affiliate                                (1,324)        (223)        (955)
                                            ---------    ---------    ---------
    Contract benefits, net of reinsurance   $ 259,405    $ 233,299    $ 178,267
                                            =========    =========    =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Included in reinsurance recoverables at December 31, 2001 and 2000 are the net amounts owed to ALIC of $345 thousand and $569 thousand, respectively.

9. COMMITMENTS AND CONTINGENT LIABILITIES

REGULATIONS AND LEGAL PROCEEDINGS

     The Company's business is subject to the effects of a changing social, economic and regulatory environment. State and federal initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance businesses, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and the overall expansion of regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

     From time to time, the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds have been immaterial.

10. INCOME TAXES

     The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     Prior to June 30, 1995, the Corporation was a subsidiary of Sears, Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

     The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                            2001         2000
                                            ----         ----
(IN THOUSANDS)
DEFERRED ASSETS
Life and annuity reserves                $  51,989    $  49,070
Discontinued operations                        366          366
Other postretirement benefits                  261          284
Other assets                                 1,046        1,150
                                         ---------    ---------

  Total deferred assets                     53,662       50,870

DEFERRED LIABILITIES
Deferred policy acquisition costs          (44,950)     (32,047)
Unrealized net capital gains               (64,074)     (63,669)
Difference in tax bases of investments      (6,980)      (5,952)
Prepaid commission expense                    (561)        (759)
Other liabilities                           (1,709)      (1,624)
                                         ---------    ---------

  Total deferred liabilities              (118,274)    (104,051)
                                         ---------    ---------

  Net deferred liability                 $ (64,612)   $ (53,181)
                                         =========    =========

     Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized based on the assumptions that certain levels of income will be achieved.

     The components of income tax expense for the year ended December 31, are as follows:

                                2001       2000      1999
                                ----       ----      ----
(IN THOUSANDS)
Current                      $  7,412   $ 12,901   $  8,650
Deferred                       11,105      2,715      5,990
                             --------   --------   --------
  Total income tax expense   $ 18,517   $ 15,616   $ 14,640
                             ========   ========   ========

     The Company paid income taxes of $13.1 million, $11.3 million and $12.5 million in 2001, 2000 and 1999, respectively. The Company had a current income tax liability of $6.0 million and $11.7 million at December 31, 2001 and 2000, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                               2001     2000     1999
                               ----     ----     ----
Statutory federal income tax   35.0%    35.0%    35.0%
State income tax expense        0.4      1.0      1.6
Other                          (1.2)    (2.4)    (1.1)
                               ----     ----     ----
Effective income tax           34.2%    33.6%    35.5%
                               ====     ====     ====

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2001, approximately $389 thousand, will result in federal income taxes payable of $136 thousand if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

11. STATUTORY FINANCIAL INFORMATION

     The following table reconciles Net income for the year ended December 31, and Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of the Company, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                              NET INCOME                  SHAREHOLDER'S EQUITY
                                                  ----------------------------------     ----------------------
(IN THOUSANDS)                                       2001         2000         1999         2001          2000
                                                     ----         ----         ----         ----          ----
Balance per GAAP                                  $  35,412    $  30,915    $  26,566    $ 458,976    $ 422,811
Unrealized gain/loss on fixed income securities        --           --           --       (216,196)    (216,045)
Deferred policy acquisition costs                   (45,834)     (25,528)     (17,970)    (156,615)    (124,601)
Deferred income taxes                                 7,490        2,177        4,804       64,612       53,181
Employee benefits                                      (372)         (92)        (351)        (441)         343
Reserves and non-admitted assets                     15,060       18,551        6,549       94,412      127,057
Separate Accounts                                      --           --           --            474      (24,820)
Other                                                  (921)          65         (831)         (95)         233
                                                  ---------    ---------    ---------    ---------    ---------
Balance per statutory accounting practices        $  10,835    $  26,088    $  18,767    $ 245,127    $ 238,159
                                                  =========    =========    =========    =========    =========

     The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Effective January 1, 2001, the State of New York required insurance companies domiciled in its state to prepare statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual -Version effective January 1, 2001 ("Codification") subject to any deviations prescribed or permitted by the State of New York insurance commissioner.

     The State of New York chose not to adopt Statement of Statutory Accounting Principles No. 10, Income Taxes. If the State of New York did adopt Statement of Statutory Accounting Principles No. 10, Income Taxes, the Company would have reported an increase to surplus of $3.4 million for the year ended December 31, 2001.

     Accounting changes adopted to conform to the provisions of Codification are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The Company reported an increase to surplus of $1.9 million effective January 1, 2001.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The NAIC is currently in the process of clarifying and interpreting requirements as the insurance industry implements Codification. As the NAIC announces changes and as they are approved by the New York Department of Insurance, the impact of the changes will be recorded.

DIVIDENDS
     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without prior approval of the state insurance regulator in any calendar year is limited to formula amounts based on statutory surplus and statutory net gain from operations, determined in accordance with statutory accounting practices, for the immediately preceding calendar year.. The maximum amount of dividends that the Company can distribute during 2002 without prior approval of the New York State Insurance Department is $8.7 million. In the twelve-month period beginning January 1, 2001, the Company did not pay any dividends.

RISK-BASED CAPITAL
     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. At December 31, 2001, RBC for the Company was significantly above a level that would require regulatory action.

12. BENEFIT PLANS

PENSION PLANS
     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expenses agreement.

     AIC provides defined pension plans which cover most domestic full-time employees and certain employee agents. Pension benefits are based upon the employee's length of service and eligible annual compensation. AIC's pension plan funding policy is to make annual contributions in accordance with accepted actuarial cost methods. The benefit to the Company increased net income by $87 thousand, $62 thousand and $263 thousand for the pension plans in 2001, 2000 and 1999, respectively.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
     AIC also provides certain health care and life insurance benefits for employees when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans for ten or more years prior to retirement. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The cost to the Company reduced net income by $304 thousand, $80 thousand and $96 thousand for postretirement benefits other than pension plans in 2001, 2000 and 1999, respectively.

PROFIT SHARING PLAN
     Most domestic full-time and certain part-time employees of AIC are eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Profit Sharing Plan"). Contributions are based on the Corporation's matching obligation and performance. The cost allocated to the Company for this benefit was $374 thousand, $198 thousand and $176 thousand in 2001, 2000 and 1999, respectively.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

13. OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                                 2001                         2000                             1999
                                      --------------------------  ------------------------------  ------------------------------
                                                        AFTER-                          AFTER-                          AFTER-
(IN THOUSANDS)                        PRETAX    TAX      TAX      PRETAX       TAX       TAX       PRETAX      TAX       TAX
                                      ------    ---      ---      ------       ---       ---       ------      ---       ---
UNREALIZED CAPITAL GAINS
AND LOSSES AND NET LOSSES ON
DERIVATIVE FINANCIAL INSTRUMENTS
  Unrealized holding
    gains (losses) arising
    during the period                 $ 1,457  $ (510) $     947 $ 129,754  $ (45,414) $  84,340  $ (83,241) $  29,134 $ (54,107)
  Less: reclassification
    adjustments                           299    (105)       194    (5,643)     1,975     (3,668)    (2,207)       772    (1,435)
                                      -------  ------  --------- ---------  ---------  ---------  ---------  --------- ---------
Unrealized net capital
  gains (losses)                        1,158    (405)       753   135,397    (47,389)    88,008    (81,034)    28,362   (52,672)
                                      -------  ------  --------- ---------  ---------  ---------  ---------  --------- ---------
  Net losses on derivative
 financial instruments arising
 during the period                        (51)     18        (33)        -          -          -          -          -         -
  Less: reclassification
  Adjustments for
  derivative financial                    (51)     18        (33)        -          -          -          -          -         -
  instruments                         -------   -----  --------- ---------  ---------  ---------  ---------  --------- ---------
Net losses on derivative
financial instruments                       -       -          -         -          -          -          -          -         -
                                      -------   -----  --------- ---------  ---------  ---------  ---------  --------- ---------
Other comprehensive
 income (loss)                        $ 1,158  $ (405) $     753 $ 135,397  $ (47,389) $  88,008  $ (81,034) $  28,362 $ (52,672)
                                      =======  ======  ========= =========  =========  =========  =========  ========= =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            SCHEDULE IV--REINSURANCE
                                 (IN THOUSANDS)


                                                    GROSS                           NET
YEAR ENDED DECEMBER 31, 2001                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------
Life insurance in force                         $  17,584,475   $   2,189,352   $  15,395,123
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $     141,420   $       4,606   $     136,814
     Accident and health                                9,383             888           8,495
                                                -------------   -------------   -------------
                                                $     150,803   $       5,494   $     145,309
                                                =============   =============   =============

                                                    GROSS                            NET
YEAR ENDED DECEMBER 31, 2000                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------

Life insurance in force                         $  15,916,421   $   1,592,962   $  14,323,459
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $     143,550   $       4,706   $     138,844
     Accident and health                                8,142             785           7,357
                                                -------------   -------------   -------------
                                                $     151,692   $       5,491   $     146,201
                                                =============   =============   =============

                                                    GROSS                           NET
YEAR ENDED DECEMBER 31, 1999                       AMOUNT           CEDED          AMOUNT
----------------------------                       ------           -----          ------

Life insurance in force                         $  14,140,049   $   1,066,993   $  13,073,056
                                                =============   =============   =============
Premiums and contract charges:
     Life and annuities                         $      99,760   $       3,397   $      96,363
     Accident and health                                6,867             856           6,011
                                                -------------   -------------   -------------
                                                $     106,627   $       4,253   $     102,374
                                                =============   =============   =============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                             BALANCE AT      CHARGED TO                      BALANCE AT
                                             BEGINNING       COSTS AND                         END OF
                                             OF PERIOD        EXPENSES       DEDUCTIONS        PERIOD
                                             ---------        --------       ----------        ------
YEAR ENDED DECEMBER 31, 2001
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      119      $        -      $      119      $        -
                                             ==========      ==========      ==========      ==========

YEAR ENDED DECEMBER 31, 2000
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      600      $        -      $      481      $      119
                                             ==========      ==========      ==========      ==========
YEAR ENDED DECEMBER 31, 1999
----------------------------

Allowance for estimated losses
  on mortgage loans                          $      600      $        -       $       -      $      600
                                             ==========      ==========       =========      ==========

                                  ---------------------------------------------
                                  ALLSTATE LIFE OF NEW
                                  YORK VARIABLE
                                  ANNUITY ACCOUNT


                                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 2001
                                  AND FOR THE PERIODS ENDED DECEMBER 31, 2001
                                  AND DECEMBER 31, 2000, AND INDEPENDENT
                                  AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Annuity Account (the "Account") as of December 31, 2001, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the Account's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Annuity Account as of December 31, 2001, the results of operations for the period then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 8, 2002

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                          Morgan Stanley Variable Investment Series Sub-Accounts
                                               -------------------------------------------------------------------------------
                                                                                                                     Global
                                                 Capital         Dividend                           European        Dividend
                                                 Growth           Growth            Equity           Growth          Growth
                                               -----------     -------------      -----------      -----------     -----------
ASSETS
Investments at fair value                       $  277,781      $  1,761,399       $  635,406       $  138,367      $  307,745
                                               -----------     -------------      -----------      -----------     -----------
    Total assets                                $  277,781      $  1,761,399       $  635,406       $  138,367      $  307,745
                                               ===========     =============      ===========      ===========     ===========
NET ASSETS
Accumulation units                              $  277,781      $  1,761,399       $  635,406       $  136,418      $  307,745
Contracts in payout (annuitization) period               -                 -                -            1,949               -
                                               -----------     -------------      -----------      -----------     -----------
    Total net assets                            $  277,781      $  1,761,399       $  635,406       $  138,367      $  307,745
                                               ===========     =============      ===========      ===========     ===========
FUND SHARE INFORMATION
    Number of shares                                20,335           130,668           28,041            8,281          26,830
                                               ===========     =============      ===========      ===========     ===========
    Cost                                        $  334,544      $  1,830,026       $  903,503       $  154,437      $  340,381
                                               ===========     =============      ===========      ===========     ===========


See notes to financial statements.

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                  Morgan Stanley Variable Investment Series Sub-Accounts
                                             ---------------------------------------------------------------

                                               High         Income       Money       Pacific       Quality
                                               Yield        Builder      Market      Growth      Income Plus
                                             ----------   ----------   ----------   ----------   -----------
ASSETS
Investments at fair value                    $   47,752   $   14,884   $  298,163   $    9,815   $   632,376
                                             ----------   ----------   ----------   ----------   -----------

     Total assets                            $   47,752   $   14,884   $  298,163   $    9,815   $   632,376
                                             ==========   ==========   ==========   ==========   ===========

NET ASSETS
Accumulation units                           $   47,752   $   14,884   $  298,163   $    9,359   $   632,376
Contracts in payout (annuitization) period           --           --           --          456            --
                                             ----------   ----------   ----------   ----------   -----------

     Total net assets                        $   47,752   $   14,884   $  298,163   $    9,815   $   632,376
                                             ==========   ==========   ==========   ==========   ===========

FUND SHARE INFORMATION
     Number of shares                            35,904        1,403      298,163        2,466        59,941
                                             ==========   ==========   ==========   ==========   ===========

     Cost                                    $  154,433   $   15,406   $  298,163   $   20,755   $   617,703
                                             ==========   ==========   ==========   ==========   ===========


See notes to financial statements.

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                     Morgan Stanley Variable
                                                 Investment Series Sub-Accounts
                                                 ------------------------------
                                                   Strategist        Utilities
                                                  ------------     ------------
ASSETS
Investments at fair value                          $   413,684      $   455,127
                                                  ------------     ------------
    Total assets                                   $   413,684      $   455,127
                                                  ============     ============
NET ASSETS
Accumulation units                                 $   413,684      $   447,576
Contracts in payout (annuitization) period                   -            7,551
                                                  ------------     ------------
    Total net assets                               $   413,684      $   455,127
                                                  ============     ============
FUND SHARE INFORMATION
    Number of shares                                    29,676           30,898
                                                  ============     ============
    Cost                                           $   404,361      $   473,390
                                                  ============     ============


See notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              Morgan Stanley Variable Investment Series Sub-Accounts
                                                ------------------------------------------------------------------------------
                                                                                                                   Global
                                                    Capital        Dividend                        European       Dividend
                                                    Growth          Growth          Equity          Growth         Growth
                                                --------------  --------------  --------------  --------------  --------------
     NET INVESTMENT INCOME (LOSS)
Dividends                                        $      2,156    $     37,571    $      3,911    $      2,336    $      8,472
Charges from Allstate Life Insurance Company
  of New York:
    Mortality and expense risk                         (3,582)        (20,458)         (7,147)         (2,001)         (3,151)
                                                --------------  --------------  --------------  --------------  --------------

        Net investment income (loss)                   (1,426)         17,113          (3,236)            335           5,321
                                                --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                66,785         454,602          53,977         144,328          14,535
    Cost of investments sold                           73,916         456,464          71,946         130,175          15,482
                                                --------------  --------------  --------------  --------------  --------------
        Realized gains (losses) on fund shares         (7,131)         (1,862)        (17,969)         14,153            (947)

Realized gain distributions                            26,968               -         159,281          36,956           3,650
                                                --------------  --------------  --------------  --------------  --------------
        Net realized gains (losses)                    19,837          (1,862)        141,312          51,109           2,703

Change in unrealized gains (losses)                  (138,345)       (144,572)       (391,923)        (98,503)        (32,233)
                                                --------------  --------------  --------------  --------------  --------------
        Net realized and unrealized gains
             (losses) on investments                 (118,508)       (146,434)       (250,611)        (47,394)        (29,530)
                                                --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $   (119,934)   $   (129,321)   $   (253,847)   $    (47,059)   $    (24,209)
                                                ==============  ==============  ==============  ==============  ==============


See notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                          Morgan Stanley Variable Investment Series Sub-Accounts
                                                 ---------------------------------------------------------------------------
                                                    High           Income          Money           Pacific         Quality
                                                    Yield          Builder         Market          Growth        Income Plus
                                                 -----------     -----------     -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $  11,109       $     679       $  12,036       $     255       $  41,212
Charges from Allstate Life Insurance Company
  of New York:
   Mortality and expense risk                          (617)           (151)         (3,137)           (180)         (6,961)
                                                 -----------     -----------     -----------     -----------     -----------

      Net investment income (loss)                   10,492             528           8,899              75          34,251
                                                 -----------     -----------     -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                  648             152         284,056          13,767         173,323
   Cost of investments sold                           1,600             154         284,056          24,686         171,504
                                                 -----------     -----------     -----------     -----------     -----------
      Realized gains (losses) on fund shares           (952)             (2)              -         (10,919)          1,819

Realized gain distributions                               -               -               -               -               -
                                                 -----------     -----------     -----------     -----------     -----------
      Net realized gains (losses)                      (952)             (2)              -         (10,919)          1,819

Change in unrealized gains (losses)                 (34,608)           (338)              -           4,952          20,101
                                                 -----------     -----------     -----------     -----------     -----------
      Net realized and unrealized gains
           (losses) on investments                  (35,560)           (340)              -          (5,967)         21,920
                                                 -----------     -----------     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $ (25,068)      $     188       $   8,899       $  (5,892)      $  56,171
                                                 ===========     ===========     ===========     ===========     ===========


     See notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                    Morgan Stanley Variable
                                                Investment Series Sub-Accounts
                                              ---------------------------------
                                                 Strategist         Utilities
                                              --------------     --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $     13,274       $     17,096
Charges from Allstate Life Insurance Company
  of New York:
   Mortality and expense risk                        (5,251)            (7,306)
                                              --------------     --------------
      Net investment income (loss)                    8,023              9,790
                                              --------------     --------------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                              191,247            533,728
   Cost of investments sold                         176,891            442,240
                                              --------------     --------------

      Realized gains (losses) on fund shares         14,356             91,488

Realized gain distributions                          22,649             49,522
                                              --------------     --------------

      Net realized gains (losses)                    37,005            141,010

Change in unrealized gains (losses)                (110,706)          (374,704)
                                              --------------     --------------
      Net realized and unrealized gains
           (losses) on investments                  (73,701)          (233,694)
                                              --------------     --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $    (65,678)      $   (223,904)
                                              ==============     ==============


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                          Morgan Stanley Variable Investment Series Sub-Accounts
                                           --------------------------------------------------------------------------------------
                                                Capital Growth                Dividend Growth                  Equity
                                           --------------------------  ----------------------------    --------------------------
                                               2001           2000         2001           2000             2001           2000
                                           -----------    -----------  -------------  -------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                $  (1,426)     $  (4,332)   $    17,113    $    24,490      $  (3,236)     $  (3,819)
Net realized gains (losses)                    19,837         87,423         (1,862)       534,027        141,312        220,814
Change in unrealized gains (losses)          (138,345)       (87,248)      (144,572)      (502,591)      (391,923)      (368,156)
                                           -----------    -----------  -------------  -------------    -----------    -----------
Increase (decrease) in net assets
   from operations                           (119,934)        (4,157)      (129,321)        55,926       (253,847)      (151,161)
                                           -----------    -----------  -------------  -------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            -            400          6,798         15,000              -              -
Benefit payments                                    -              -        (71,219)       (23,113)             -        (49,079)
Payments on termination                       (34,214)       (51,622)      (269,630)      (232,230)       (41,445)      (127,784)
Contract maintenance charge                       (17)          (177)          (637)        (1,162)          (198)          (424)
Transfers among the sub-accounts
   and with the Fixed Account - net           (28,846)       114,148           (348)      (303,280)        16,505        164,736
                                           -----------    -----------  -------------  -------------    -----------    -----------
Increase (decrease) in net assets
   from capital transactions                  (63,077)        62,749       (335,036)      (544,785)       (25,138)       (12,551)
                                           -----------    -----------  -------------  -------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS            (183,011)        58,592       (464,357)      (488,859)      (278,985)      (163,712)

NET ASSETS AT BEGINNING OF PERIOD             460,792        402,200      2,225,756      2,714,615        914,391      1,078,103
                                           -----------    -----------  -------------  -------------    -----------    -----------
NET ASSETS AT END OF PERIOD                 $ 277,781      $ 460,792    $ 1,761,399    $ 2,225,756      $ 635,406      $ 914,391
                                           ===========    ===========  =============  =============    ===========    ===========
UNITS OUTSTANDING
   Units outstanding at beginning of period    14,225         12,452         70,576         89,747          7,876          8,059
     Units issued                                   -          3,350          1,298          1,468            183          1,457
     Units redeemed                            (2,470)        (1,577)       (12,362)       (20,639)          (499)        (1,640)
                                           -----------    -----------  -------------  -------------    -----------    -----------
   Units outstanding at end of period          11,755         14,225         59,512         70,576          7,560          7,876
                                           ===========    ===========  =============  =============    ===========    ===========


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                          Morgan Stanley Variable Investment Series Sub-Accounts
                                           --------------------------------------------------------------------------------------
                                                European Growth            Global Dividend Growth              High Yield
                                           --------------------------    --------------------------     -------------------------
                                               2001           2000           2001          2000            2001           2000
                                           -----------    -----------    -----------    -----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                $     335      $  (1,499)     $   5,321      $  (1,072)      $ 10,492       $ 17,206
Net realized gains (losses)                    51,109         71,356          2,703         31,247           (952)        (5,137)
Change in unrealized gains (losses)           (98,503)       (91,376)       (32,233)       (45,254)       (34,608)       (48,016)
                                           -----------    -----------    -----------    -----------     ----------     ----------
Increase (decrease) in net assets
   from operations                            (47,059)       (21,519)       (24,209)       (15,079)       (25,068)       (35,947)
                                           -----------    -----------    -----------    -----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            -              -              -              -              -            100
Benefit payments                              (57,293)       (20,796)             -              -              -         (5,143)
Payments on termination                       (49,058)       (18,184)        (1,372)             -            (26)          (586)
Contract maintenance charge                       (23)          (117)           (59)          (134)            12              2
Transfers among the sub-accounts
   and with the Fixed Account - net           (30,488)         3,779         (3,684)       (34,856)             -           (949)
                                           -----------    -----------    -----------    -----------     ----------     ----------
Increase (decrease) in net assets
   from capital transactions                 (136,862)       (35,318)        (5,115)       (34,990)           (14)        (6,576)
                                           -----------    -----------    -----------    -----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS            (183,921)       (56,837)       (29,324)       (50,069)       (25,082)       (42,523)

NET ASSETS AT BEGINNING OF PERIOD             322,288        379,125        337,069        387,138         72,834        115,357
                                           -----------    -----------    -----------    -----------     ----------     ----------
NET ASSETS AT END OF PERIOD                 $ 138,367      $ 322,288      $ 307,745      $ 337,069       $ 47,752       $ 72,834
                                           ===========    ===========    ===========    ===========     ==========     ==========


UNITS OUTSTANDING
   Units outstanding at beginning of period     7,645          8,467         17,799         19,736          3,602          3,828
     Units issued                                 151             99            346            267              -              3
     Units redeemed                            (3,763)          (921)          (636)        (2,204)            (2)          (229)
                                           -----------    -----------    -----------    -----------     ----------     ----------
   Units outstanding at end of period           4,033          7,645         17,509         17,799          3,600          3,602
                                           ===========    ===========    ===========    ===========     ==========     ==========


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                             Morgan Stanley Variable Investment Series Sub-Accounts
                                            -------------------------------------------------------------------------------------
                                              Income Builder                Money Market                  Pacific Growth
                                            -------------------------    --------------------------    --------------------------
                                               2001           2000           2001          2000           2001           2000
                                            ----------     ----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $    528       $    627      $   8,899      $  22,278      $      75      $     455
Net realized gains (losses)                        (2)            (4)             -              -        (10,919)        (2,565)
Change in unrealized gains (losses)              (338)          (746)             -              -          4,952        (14,465)
                                            ----------     ----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
   from operations                                188           (123)         8,899         22,278         (5,892)       (16,575)
                                            ----------     ----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            -              -              -              -              -              -
Benefit payments                                    -              -       (109,138)             -           (128)          (223)
Payments on termination                             -              -        (64,300)      (165,754)        (3,566)             -
Contract maintenance charge                         1             (2)           (33)          (165)            (6)           (17)
Transfers among the sub-accounts
   and with the Fixed Account - net                 -              -         47,526         39,179         (9,248)       (25,675)
                                            ----------     ----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
   from capital transactions                        1             (2)      (125,945)      (126,740)       (12,948)       (25,915)
                                            ----------     ----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS                 189           (125)      (117,046)      (104,462)       (18,840)       (42,490)

NET ASSETS AT BEGINNING OF PERIOD              14,695         14,820        415,209        519,671         28,655         71,145
                                            ----------     ----------    -----------    -----------    -----------    -----------
NET ASSETS AT END OF PERIOD                  $ 14,884       $ 14,695      $ 298,163      $ 415,209      $   9,815      $  28,655
                                            ==========     ==========    ===========    ===========    ===========    ===========
UNITS OUTSTANDING
   Units outstanding at beginning of period     1,128          1,129         18,534         24,357          4,855          7,941
     Units issued                                   -              -          2,060          4,362            128              -
     Units redeemed                                 -             (1)        (7,655)       (10,185)        (2,666)        (3,086)
                                            ----------     ----------    -----------    -----------    -----------    -----------
   Units outstanding at end of period           1,128          1,128         12,939         18,534          2,317          4,855
                                            ==========     ==========    ===========    ===========    ===========    ===========


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                          Morgan Stanley Variable Investment Series Sub-Accounts
                                           --------------------------------------------------------------------------------------
                                              Quality Income Plus            Strategist                    Utilities
                                           --------------------------    --------------------------   ---------------------------
                                               2001           2000           2001           2000           2001           2000
                                           -----------    -----------    -----------    -----------   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                $  34,251      $  41,312      $   8,023      $  12,760     $    9,790    $    12,639
Net realized gains (losses)                     1,819         (1,492)        37,005        130,324        141,010        129,755
Change in unrealized gains (losses)            20,101         27,576       (110,706)      (137,484)      (374,704)      (122,679)
                                           -----------    -----------    -----------    -----------   ------------  -------------
Increase (decrease) in net assets
   from operations                             56,171         67,396        (65,678)         5,600       (223,904)        19,715
                                           -----------    -----------    -----------    -----------   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            -          9,500              -              -          1,800          2,300
Benefit payments                                    -         (7,250)       (42,550)        (5,931)       (84,813)       (24,492)
Payments on termination                      (159,292)       (18,721)      (126,214)      (159,019)      (218,175)      (106,433)
Contract maintenance charge                      (135)          (378)          (198)          (379)          (261)          (557)
Transfers among the sub-accounts
   and with the Fixed Account - net            (6,732)        12,385         28,824         28,786        (20,436)        16,311
                                           -----------    -----------    -----------    -----------   ------------  -------------
Increase (decrease) in net assets
   from capital transactions                 (166,159)        (4,464)      (140,138)      (136,543)      (321,885)      (112,871)
                                           -----------    -----------    -----------    -----------   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS            (109,988)        62,932       (205,816)      (130,943)      (545,789)       (93,156)

NET ASSETS AT BEGINNING OF PERIOD             742,364        679,432        619,500        750,443      1,000,916      1,094,072
                                           -----------    -----------    -----------    -----------   ------------  -------------
NET ASSETS AT END OF PERIOD                 $ 632,376      $ 742,364      $ 413,684      $ 619,500     $  455,127    $ 1,000,916
                                           ===========    ===========    ===========    ===========   ============  =============
UNITS OUTSTANDING
   Units outstanding at beginning of period    29,210         29,406         16,261         19,825         29,217         32,582
     Units issued                                   -            910            821            726            417            773
     Units redeemed                            (6,271)        (1,106)        (4,870)        (4,290)       (11,553)        (4,138)
                                           -----------    -----------    -----------    -----------   ------------  -------------
   Units outstanding at end of period          22,939         29,210         12,212         16,261         18,081         29,217
                                           ===========    ===========    ===========    ===========   ============  =============


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Allstate New York issued the Allstate Variable Annuity contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing contractholders, but is closed to new customers. Absent any contract provisions wherein Allstate New York contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the Morgan Stanley Variable Investment Series (collectively the "Funds"):

            Capital Growth                        Income Builder
            Dividend Growth                       Money Market
            Equity                                Pacific Growth
            European Growth                       Quality Income Plus
            Global Dividend Growth                Strategist
            High Yield                            Utilities

     Allstate New York provides insurance and administrative services to the contractholders for a fee. Allstate New York also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate New York has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Fund's ex-distribution date.

--------------------------------------------------------------------------------

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     OTHER - To conform with the 2001 presentation, certain amounts in the prior year's financial statements and notes have been reclassified. In addition, disclosures have been revised to adopt appropriate provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES.


3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - Allstate New York assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.00% per annum of the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. Allstate New York guarantees that the amount of this charge will not increase over the life of the contract.

     CONTRACT MAINTENANCE CHARGE - Allstate New York deducts an annual maintenance charge of $30 on each contract anniversary and guarantees that this charge will not increase over the life of the contract.

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                     Purchases
                                                                  --------------
    Investments in the Morgan Stanley Variable Investment
       Series Sub-Accounts:
         Capital Growth                                            $     29,121
         Dividend Growth                                                136,062
         Equity                                                         184,630
         European Growth                                                 44,668
         Global Dividend Growth                                          18,296
         High Yield                                                      11,106
         Income Builder                                                     677
         Money Market                                                   166,894
         Pacific Growth                                                     885
         Quality Income Plus                                             41,209
         Strategist                                                      81,608
         Utilities                                                      270,877
                                                                  --------------
                                                                   $    986,033
                                                                  ==============

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     The accumulation unit value, the investment income ratio, the expense ratio assessed by Allstate New York, and the total return is presented for each sub-account. As explained in Note 3, the expense ratio represents mortality and expense risk charges which are assessed as a percentage of daily net assets.

                                                            At December 31, 2001         For the year ended December 31, 2001
                                                           ----------------------  ------------------------------------------------
                                                                Accumulation         Investment        Expense          Total
                                                                 Unit Value         Income Ratio*      Ratio**         Return***
                                                           ----------------------  ---------------   -----------     -------------
    Investments in the Morgan Stanley Variable Investment
       Series Sub-Accounts:
         Capital Growth                                    $       23.63               0.58 %           1.00 %          -27.05 %
         Dividend Growth                                           29.60               1.88             1.00             -6.15
         Equity                                                    84.05               0.50             1.00            -27.60
         European Growth                                           34.32               1.01             1.00            -18.58
         Global Dividend Growth                                    17.58               2.63             1.00             -7.19
         High Yield                                                13.26              18.43             1.00            -34.41
         Income Builder                                            13.19               4.59             1.00              1.28
         Money Market                                              23.04               3.37             1.00              2.86
         Pacific Growth                                             4.24               1.33             1.00            -28.15
         Quality Income Plus                                       27.57               6.00             1.00              8.47
         Strategist                                                33.88               2.57             1.00            -11.08
         Utilities                                                 25.18               2.35             1.00            -26.49


                                                                                            Annuitized
                                                           ------------------------------------------------------------------------
                                                            At December 31, 2001         For the year ended December 31, 2001
                                                           ----------------------  ------------------------------------------------
                                                                Accumulation         Investment         Expense         Total
                                                                 Unit Value         Income Ratio*       Ratio**        Return***
                                                           ----------------------  ---------------  --------------   --------------
    Investments in the Morgan Stanley Variable Investment
       Series Sub-Accounts:
         European Growth                                   $       33.46                1.01 %           1.10 %          -20.64 %
         Pacific Growth                                             4.13                1.33             1.10            -29.97
         Utilities                                                 24.55                2.35             1.10            -28.35


     * INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends in which the sub-accounts invest.

     ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

     *** TOTAL RETURN - This represents the total return for the period and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                     PART C

                                OTHER INFORMATION

24.      FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

Allstate Life Insurance Company of New York Financial Statements and Financial Schedules and Allstate Life of New York Variable Annuity Account Financial Statements are included in Part B of this Registration Statement.

(b) EXHIBITS

The following exhibits, correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:


(1) Form of  Resolution  of the Board of  Directors of Allstate  Life  Insurance
Company of New York authorizing establishment of the Variable Account (Previously filed in Post-Effective Amendment No. 12 to this Registration Statement (File No. 033-24228) dated December 31, 1996).

(2)  Not Applicable.


(3)  General   Agent's   Agreement   (Incorporated   herein  by   reference   to
Post-Effective Amendment No. 14 to Depositor's Registration Statement (File No. 033-35445) dated April 17, 1998).

(4) Form of Contract (Previously filed in Post-Effective Amendment No. 12 to this Registration Statement (File No. 033-24228) dated December 31, 1996).

(5) Form Application for a Contract (Previously filed in Post-Effective Amendment No. 12 to this Registration Statement (File No. 033-24228) dated December 31, 1996).

(6)(a) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Incorporated herein by reference to Depositor's Form 10-K annual report dated March 30, 1999).

   (b) Amended By-laws of Allstate Life Insurance Company of New York (Incorporated herein by reference to Depositor's Form 10-K annual report dated March 30, 1999).

(7)  Not Applicable.

(8) Participation Agreement (Previously filed in Post-Effective Amendment No. 11 to this Registration Statement (File No. 033-24228) dated May 1, 1996).

(9) Opinion and Consent of General Counsel (Previously filed in Post-Effective Amendment No. 12 to this Registration Statement (File
No. 033-24228) dated December 31, 1996).

(10)(a) Independent Auditors' Consent filed herewith.

    (b) Consent of Foley & Lardner filed herewith.

(11) Not Applicable.

(12) Not Applicable.

(13) Performance Data Calculations (Previously filed in Post-effective Amendment No. 13 to this Registration Statement(File No. 033-24228) dated April 15, 1997).

(14) Not Applicable.

(99)(a) Powers of Attorney for Thomas J. Wilson, II, Marcia D. Alazraki, Cleveland Johnson, Jr., John R. Raben, Jr. and Sally A. Slacke (Previously filed in Post-Effective Amendment No. 14 to this Registration Statement (File No. 033-24228) dated April 30, 1999).

(99)(b) Powers of Attorney for Samuel H. Pilch, Marla G. Friedman, Vincent A. Fusco, Kenneth R. O'Brien, and Patricia W. Wilson (Previously filed in Post-Effective Amendment No. 15 to this Registration Statement (File No. 033-24228) dated April 24, 2000).

(99)(c) Powers of Attorney for Margaret G. Dyer, and John C. Lounds and J. Kevin
McCarthy   (Previously  filed  in  Post-Effective   Amendment  No.  16  to  this
Registration Statement (File No. 033-24228) dated April 18, 2001).

(99)(d) Powers of Attorney for Steven E.Shebik filed herewith.

25.
NAME AND PRINCIPAL           POSITION AND OFFICE WITH
BUSINESS ADDRESS*            DEPOSITOR OF THE ACCOUNT

Thomas J. Wilson, II         Chairman of the Board and President, and Director
                              (Principal Executive Officer)
Michael J. Velotta           Vice President, Secretary, General Counsel and
                              Director
Marcia D. Alazraki           Director
Margaret G. Dyer             Director and Vice President
Marla G. Friedman            Vice President and Director
Vincent A. Fusco             Director and Chief Operations Officer
Karen C. Gardner             Vice President
John R. Hunter               Vice President
Cleveland Johnson, Jr.       Director
John C. Lounds               Director and Vice President
J. Kevin McCarthy            Director and Vice President
Kenneth R. O'Brien           Director
Samuel H. Pilch              Group Vice President and Controller
                              (Principal Accounting Officer)
Michael Roche                Vice President
John R. Raben, Jr.           Director
Steven E. Shebik             Vice President and Director
                              (Principal Financial Officer)
Sally A. Slacke              Director
Casey J. Sylla               Chief Investment Officer
Patricia W. Wilson           Director and Assistant Vice President
James P. Zils                Treasurer
Fred Amos                    Chief Administrative Officer
D. Steven Boger              Assistant Vice President
Patricia A. Coffey           Assistant Vice President
Errol Cramer                 Assistant Vice President and Appointed Actuary
Dorothy E. Even              Assistant Vice President
Douglas F. Gaer              Assistant Vice President
Judith P. Greffin            Assistant Vice President
Charles D. Mires             Assistant Vice President
Barry S. Paul                Assistant Vice President and Assistant Treasurer
Charles Salisbury            Assistant Vice President
Timothy N. Vander Pas        Assistant Vice President
David A. Walsh               Assistant Vice President
Richard Zaharias             Assistant Vice President
Joanne M. Derrig             Assistant Secretary and Assistant General Counsel
Doris M. Bryant              Assistant Secretary
Paul N. Kierig               Assistant Secretary
Susan L. Lees                Assistant Secretary
Mary J. McGinn               Assistant Secretary
Roberta S. Asher             Assistant Treasurer
Ralph A. Bergholtz           Assistant Treasurer
Mark A. Bishop               Assistant Treasurer
Robert B. Bodett             Assistant Treasurer
Barbara S. Brown             Assistant Treasurer
Rhonda Hopps                 Assistant Treasurer
Peter S. Horos               Assistant Treasurer
Thomas C. Jensen             Assistant Treasurer
David L. Kocourek            Assistant Treasurer
Daniel C. Leimbach           Assistant Treasurer
Beth K. Marder               Assistant Treasurer
Jeffrey A. Mazer             Assistant Treasurer
Ronald A. Mendel             Assistant Treasurer
Stephen J. Stone             Assistant Treasurer
Louise J. Walton             Assistant Treasurer
Jerry D. Zinkula             Assistant Treasurer

*The principal business address of Mr. Fusco is One Allstate Drive, P.O. Box 9095, Farmingville, New York 11738. The principal business address of Ms. Alazraki is 1675 Broadway, New York, New York, 10019. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 60 Wall Street, 15th Floor, New York, New York 10260. The principal business address of Ms. Slacke is 8 John Way, Islandia, New York 11788. The principal business address of the other foregoing officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Annual Report on Form 10-K, filed by The Allstate Corporation on March 26, 2002 (File No. 1-11840).

27.      NUMBER OF CONTRACT OWNERS

As of January 31, 2002 there were 99 nonqualified contracts and 8 qualified contracts.

28.  INDEMNIFICATION

The General Agent's Agreement (Exhibit 3) has a provision in which Allstate Life Insurance Company of New York agrees to indemnify Morgan Stanley DW Inc. as Principal Underwriter for certain damages and expenses that may be caused by actions, statements or omissions by Allstate Life Insurance Company of New York.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of is counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, Morgan Stanley DW Inc., is the principal underwriter for the following affiliated investment companies:

         Northbrook Variable Annuity Account I
         Northbrook Variable Annuity Account II
         Northbrook Life Variable Life Separate Account A
         Allstate Life of New York Variable Annuity Account
         Allstate Life of New York Variable Annuity Account II

(b) The directors and officers of the principal underwriter are:

Name and Principal Business    Positions and Officers
Address* of Each Such Person   with Underwriter

Thomas J. Wilson, II           Director
Michael J. Velotta             Secretary and Director
Marian Goll                    Vice President, Treasurer and Controller
Brent H. Hamann                Vice President
John R. Hunter                 President, Chief Executive Officer and Director
Andrea J. Schur                Vice President
Lisa A. Burnell                Assistant Vice President and Compliance Officer
Joanne M. Derrig               Assistant General Counsel and Assistant Secretary
William F. Emmons              Assistant Secretary
Susan L. Lees                  Assistant Secretary
Barry S. Paul                  Assistant Treasurer
James P. Zils                  Assistant Treasurer

The principal business address of Mr. Emmons is 2940 South 84th Street, Lincoln, Nebraska 68506. The principal address of the other foregoing officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

(c)  Compensation of Morgan Stanley DW Inc.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

(1)                  (2)                 (3)            (4)         (5)
                    Net Underwriting
Name of Principal   Discounts and     Compensation on  Brokerage
Underwriter         Commissions       Redemption       Commissions  Compensation

Morgan Stanley DW Inc.  N/A               N/A          $521.12       N/A


30.  LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at One Allstate Drive, P.O. Box 9095, Farmingville, New York 11738. The Principal Underwriter, Morgan Stanley DW Inc., is located at 1585 Broadway, New York, New York 10036.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

31.  MANAGEMENT SERVICES

None

32.  UNDERTAKINGS

The Registrant undertakes to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either, as part of any application to purchase a contract offered by the prospectus, a toll-free number that an applicant can call to request a Statement of Additional Information or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information. Finally, the Registrant agrees to deliver any Statement of Additional Information and any Financial Statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS PURSUANT TO SECTION 403(B) OF THE INTERNAL REVENUE CODE

The Company represents that it is relying upon a November 28, 1988 Securities and Exchange Commission no-action letter issued to the American Council of Life Insurance ("ACLI") and that the provisions of paragraphs 1-4 of the no-action letter have been complied with.

REPRESENTATION REGARDING CONTRACT EXPENSES

Allstate Life Insurance Company of New York represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York under the Contracts. Allstate Life Insurance Company of New York bases its representation on its assessment of all the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Allstate Life of New York to earn a profit; the degree to which the Contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus(es) contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus(es), or otherwise.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Annuity Account, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Northfield, State of Illinois, on April
24, 2002.


                            ALLSTATE LIFE OF NEW YORK

                            VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                       BY: ALLSTATE LIFE INSURANCE COMPANY

                                   OF NEW YORK

                                   (DEPOSITOR)

                      By:      /s/Michael J. Velotta
                              --------------------------
                               Michael J. Velotta
                               Vice President, Secretary and
                               General Counsel


As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company of New York on April 24, 2002.


*/THOMAS J. WILSON, II                President, Director and
----------------------                Chairman of the Board
Thomas J. Wilson, II                  (Principal Executive officer)


/s/ MICHAEL J. VELOTTA                Vice President, Secretary,
-----------------------               General Counsel and Director
Michael J. Velotta


*/STEVEN E. SHEBIK                    Director & Vice President
-------------------                   (Principal Financial Officer)
Steven E. Shebik


*/SAMUEL H. PILCH                     Controller
------------------                    (Principal Accounting Officer)
Samuel H. Pilch


*/MARCIA D. ALAZRAKI                  Director
--------------------
Marcia D. Alazraki


*/MARGARET G. DYER                    Director
-------------------
Margaret G. Dyer


*/MARLA G. FRIEDMAN                   Director and Vice President
-------------------
Marla G. Friedman


*/VINCENT A. FUSCO                    Director and Chief Operations
-------------------                   Officer
Vincent A. Fusco


*/CLEVELAND JOHNSON, JR.              Director
-----------------------
Cleveland Johnson, Jr.


*/JOHN C. LOUNDS                      Director
----------------
John C. Lounds


*/J. KEVIN MCCARTHY                   Director
-------------------
J. Kevin McCarthy


*/KENNETH R. O'BRIEN                  Director
--------------------
Kenneth R. O'Brien


*/JOHN R. RABEN, JR.                  Director
--------------------
John R. Raben, Jr.


*/SALLY A. SLACKE                     Director
-----------------
Sally A. Slacke


*/PATRICIA W. WILSON                  Director and Assistant Vice President
--------------------
Patricia W. Wilson

*/By Michael J. Velotta, pursuant to Power of Attorney, filed previously or herewith.

                       EXHIBIT INDEX


Exhibit       Description

(10)(a)       Independent Auditors' Consent

(10)(b)       Consent of Foley & Lardner

(99)(d)       Power of Attorney for Steven E. Shebik